Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), effective as of this 10th day of March, 2016, is made by and between Liquidmetal Technologies, Inc., a Delaware corporation (the “Company”), and Liquidmetal Technology Limited, a Hong Kong corporation (“Investor”).

BACKGROUND:

A.     The Company and Investor are executing and delivering this Agreement and consummating the transactions contemplated herein in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”) and/or Regulation D promulgated by the United States Securities and Exchange Commission (the “SEC”) thereunder.

B.     The Company desires to issue and sell to Investor, and Investor desires to purchase from the Company, in separate closings, an aggregate of 405,000,000 shares (the “Offered Shares”) of the Company’s $0.001 par value common stock (the “Common Stock”), for an aggregate purchase price of $63,400,000.

C.     Investor desires to purchase and the Company desires to issue and sell to Investor, in separate closings and upon the terms and conditions set forth in this Agreement: (i) 105,000,000 shares of the Offered Shares (the “First Closing Shares”) at a purchase price of $8,400,000 (the “First Closing Purchase Price”) or $0.08 per share together with a common stock purchase warrant to acquire 10,066,809 shares of common stock of the Company at an exercise price of $0.07 per share (the “First Closing Warrant”), a form of which is attached hereto as Exhibit A, (ii) 200,000,000 shares of the Offered Shares (the “Second Closing Shares”) at a purchase price of $30,000,000 (the “Second Closing Purchase Price”) or $0.15 per share and (iii) 100,000,000 shares of the Offered Shares (the “Third Closing Shares” and collectively with the First Closing Shares, First Closing Warrant and the Second Closing Shares, the “Securities”) at a purchase price of $25,000,000 (the “Third Closing Purchase Price”) or $0.25 per share.

AGREEMENT:

NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and Investor, intending to be legally bound, hereby agree as follows:

1.     PURCHASE AND SALE OF SECURITIES.

a.     Purchase of Securities.

(i)     In accordance with the terms of this Agreement (and subject to the conditions precedent set forth herein), on the First Closing Date (as defined below), the Company shall issue and sell to Investor, and Investor agrees to purchase from the Company, the First Closing Shares together with the First Closing Warrant for the First Closing Purchase Price. Investor shall pay the First Closing Purchase Price by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the First Closing Shares and the First Closing Warrant and the Company shall deliver such First Closing Shares and First Closing Warrant against delivery of such First Closing Purchase Price. The First Closing Purchase Price will be received by the Company within seven (7) business days of the First Closing Date.

(ii)     In accordance with the terms of this Agreement (and subject to the conditions precedent set forth herein), on the Second / Third Closing Date (as defined below), the Company shall issue and sell to Investor, and Investor agrees to purchase from the Company, the Second Closing Shares for the Second Closing Purchase Price. Investor shall pay the Second Closing Purchase Price by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Second Closing Shares and the Company shall deliver such Second Closing Shares against delivery of such Second Closing Purchase Price. The Second Closing Purchase Price will be received by the Company within seven (7) business days of the Second / Third Closing Date.

(iii)     In accordance with the terms of this Agreement (and subject to the conditions precedent set forth herein), on the Second / Third Closing Date, the Company shall issue and sell to Investor, and Investor agrees to purchase from the Company, the Third Closing Shares for the Third Closing Purchase Price. Investor shall pay the Third Closing Purchase Price by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Third Closing Shares and the Company shall deliver such Third Closing Shares against delivery of such Third Closing Purchase Price. The Third Closing Purchase Price will be received by the Company within seven (7) business days of the Second / Third Closing Date.

b.     Closing Dates.

(i)     Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 5(a) and Section 6(a) below, and unless this Agreement is otherwise terminated in accordance herewith, the date and time of the issuance of the First Closing Shares and the First Closing Warrant pursuant to this Agreement (the “First Closing Date”) shall be on the date of this Agreement or such other mutually agreed upon time. The closing of the transactions contemplated by Section 1(a)(i) of this Agreement (the “First Closing”) shall occur on the First Closing Date at the Company's offices, or such other location as may otherwise be agreed upon by the parties. At or prior to the First Closing, Investor and the Company shall execute any related agreements or other documents required to be executed and/or delivered hereunder.

(ii)     Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 5(b) and Section 6(b) below, and unless this Agreement is otherwise terminated in accordance herewith, the date and time of the issuance of the Second Closing Shares and the Third Closing Shares pursuant to this Agreement (the “Second / Third Closing Date” and together with the First Closing Date, the "Closing Dates") shall occur contemporaneously and shall be on or before the 90th day after the date on which the Increase (as defined herein) becomes effective unless waived in writing by the Company. The Increase shall be a condition precedent to the Second / Third Closing (as defined below). The closing of the transactions contemplated by Section 1(a)(ii) and 1(a)(iii) of this Agreement (the “Second / Third Closing” and together with the First Closing, the “Closings”) shall occur on the Second / Third Closing Date at the Company's offices, or such other location as may otherwise be agreed upon by the parties. At or prior to the Second/Third Closing, Investor and the Company shall execute any related agreements or other documents required to be executed and/or delivered hereunder.

(iii)     The issuances of the above Securities will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to an exemption provided by Section 4(2) thereunder and/or Regulation D as promulgated under the Act.

2.     INVESTOR’S REPRESENTATIONS AND WARRANTIES. Investor hereby represents and warrants to the Company that:

a.     Investment Purpose. Investor is purchasing the Securities for its own account and not with a present view towards public sale, distribution or transfer thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b.     Accredited Investor Status. Investor is, and shall continue to be during all times Investor owns the Securities and at the time of the exercise of the Put Right, an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the 1933 Act (an “Accredited Investor”).

c.     Reliance on Exemptions. Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Investor set forth herein in order to determine the availability of such exemptions and the eligibility of Investor to acquire the Securities.

d.     Information. Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by Investor or its advisors. Investor and its advisors, if any, have been afforded the opportunity to ask questions of and receive answers from the Company. Neither the Company nor any person acting on its behalf has offered or sold Investor the Securities by means of any form of general solicitation or general advertising. Investor is sophisticated and has such knowledge and experience in financial and business matters that Investor is capable of evaluating the risks of its investment in the Company. Investor is able to bear the economic risks inherent in its investment in the Company. However, no inquiry nor any other due diligence investigation conducted by Investor or any of its advisors or representatives shall modify, amend or affect Investor’s right to rely on the Company’s representations and warranties to Investor.

e.     Governmental Review. Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f.     Transfer or Re-sale. Investor understands that (i) the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (A) the Securities are sold pursuant to an effective registration statement under the 1933 Act,or (B) Investor shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope reasonably satisfactory to the Company and customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; and (ii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

g.     Legends. Investor understands that until such time as the Securities have been registered under the 1933 Act and may be sold without any restriction (including without limitation restrictions as to the number of securities as of a particular date that can then be immediately sold), the Securities may bear a restrictive legend in substantially the following form:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act or an applicable exemption therefrom.”

The Company shall issue a certificate without such legend to the holder of any Security upon which such legend is stamped, if, unless otherwise required by applicable U.S. federal or state securities laws, (i) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to an exemption from registration without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (ii) such holder provides the Company with an opinion of counsel, in form, substance and scope reasonably satisfactory to the Company and customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. Investor agrees to sell all Securities, including those represented by a certificate from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

h.     Authorization; Enforcement. Investor is a corporation duly organized, validly existing and in good standing under the laws of Hong Kong and has all requisite corporate or similar power and authority to enter into the Transaction Agreements (as defined herein) to which it will be a party and to carry out and perform its obligations under the Transaction Agreements. All company action on the part of Investor or its officers necessary for the authorization, execution, delivery and performance of such Transaction Agreements and the consummation of the transactions contemplated hereby and thereby has been taken. Assuming the Transaction Agreements constitute the legal, valid and binding agreements of the Company, each of the Transaction Agreements to which Investor is or will be a party constitute or will when executed, as applicable, constitute a legal, valid and binding obligation of Investor, enforceable against Investor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or fraudulent conveyance and similar laws relating to or affecting creditors generally or by general equity principles, including without limitation concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).

i.     Residency. Investor’s principal executive offices are in the jurisdiction corresponding to Investor’s name on Section 8(f) (Notices) of this Agreement.

j.     Financial Wherewithal. Investor presently has and will have at each Closing all immediately available funds necessary to pay and deliver to the Company cash in the amount of the First Closing Purchase Price, the Second Closing Purchase Price and/or the Third Closing Purchase Price, as the case may be.

k.     No Violation of Laws. Neither the Investor, nor any of its subsidiaries or affiliates, nor any director, officer, agent, employee or other person acting on behalf of Investor or any of its subsidiaries or affiliates has, in the course of his actions for, or on behalf of, Investor, violated any statute, code, law (including common law), executive order, ordinance, rule or regulation or guidance of any Governmental Authority, nor are there facts or circumstances which could form the basis for any such violations.

3.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to Investor that:

a.     Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, with full power and authority (corporate or otherwise) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Schedule 3(a) sets forth a list of all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated or organized. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. For purposes of this Agreement, “Material Adverse Effect” shall mean any event, circumstance, change or effect that, individually or in the aggregate, is materially adverse to the business, condition (financial or otherwise), assets, liabilities or results of operations (taken as a whole) of the Company and its Subsidiaries collectively; provided, however, that none of the following shall constitute, or shall be considered in determining whether there has occurred, and no event, circumstance, change or effect resulting from or arising out of any of the following shall constitute, a Material Adverse Effect: (A) the announcement of the execution of this Agreement or the pendency of consummation of the transactions contemplated by this Agreement (including the threatened or actual impact on relationships of the Company and its Subsidiaries with customers, vendors, suppliers, distributors, landlords or employees (including the threatened or actual termination, suspension, modification or reduction of such relationships)); (B) changes in the national or world economy or financial markets as a whole or changes in general economic conditions that affect the industries in which the Company and its Subsidiaries conduct their business, so long as such changes or conditions do not adversely affect the Company and its Subsidiaries, taken as a whole, in a materially disproportionate manner relative to other similarly situated participants in the industries or markets in which they operate; (C) any change in applicable law, rule or regulation or U.S. Generally Accepted Accounting Principles or interpretation thereof after the date hereof, so long as such changes do not adversely affect the Company and its Subsidiaries, taken as a whole, in a materially disproportionate manner relative to other similarly situated participants in the industries or markets in which they operate; (D) the failure, in and of itself, of the Company to meet any published or internally prepared estimates of revenues, earnings or other financial projections, performance measures or operating statistics; provided, however, that the facts and circumstances underlying any such failure may, except as may be provided in subsections (A), (B), (C), (E) and (F) of this definition, be considered in determining whether a Material Adverse Effect has occurred; (E) a decline in the price, or a change in the trading volume, of the Company’s common stock on the OTC Markets (or other applicable trading market); and (F) compliance with the terms of, and taking any action required by, this Agreement. “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

b.     Authorization; Enforcement. The Company has all requisite corporate power to enter into this Agreement, the Secured Promissory Note (in the form attached hereto as Exhibit B) (the “Put Note”), and the Put Security Agreement (in the form attached hereto as Exhibit C) (collectively, the “Transaction Agreements”), and to carry out and perform its obligations under the terms of the Transaction Agreements. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of the Transaction Agreements and the consummation of the transactions contemplated hereby and thereby has been taken as of the date hereof. Assuming this Agreement constitutes the legal, valid and binding agreement of Investor, this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or fraudulent conveyance and similar laws relating to or affecting creditors generally or by general equity principles, including without limitation concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law) and except as rights to indemnity may be limited by applicable federal and state securities laws and principles of public policy. Upon execution by the other parties thereto, and assuming that they constitute legal, valid and binding agreements of the other parties thereto, each of the Transaction Agreements constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or fraudulent conveyance and similar laws relating to or affecting creditors generally or by general equity principles, including without limitation concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law) and except as rights to indemnity may be limited by applicable federal and state securities laws and principles of public policy.

c.     Capitalization. As of the date hereof, the authorized capital stock of the Company consists solely of 10,000,000 shares of Preferred Stock, par value $0.001 per share, none of which are issued and outstanding, and 700,000,000 shares of Common Stock, par value $0.001 per share; provided, however, that the Company shall use its best efforts to obtain, on or before May 31, 2016, such approvals of the Company's stockholders as may be required to increase the authorized shares of Common Stock to 1,100,000,000 pursuant to Section 4(g) herein. After giving effect to the issuance of the Securities as contemplated by this Agreement, the fully diluted capitalization of the Company will be as set forth on Schedule 3(c). All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in Schedule 3(c), as of the effective date of this Agreement, (1) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (2) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act and (3) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Securities. The Company has furnished to Investor true and correct copies of the Company’s Certificate of Incorporation in effect on the date hereof (“Certificate of Incorporation”), the Company’s By-laws in effect on the date hereof (the “By-laws”) and the material terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto.

d.     Issuance of Shares. Subject to the Increase with respect to the Second/Third Closing Shares, the Securities are duly authorized and, when purchased, issued and delivered at the Closings in accordance herewith, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof, other than restrictions on transfer provided under applicable state and federal securities laws, and shall not be subject to preemptive rights or other similar rights of shareholders of the Company.

e.     Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Securities.

f.     No Conflicts. The execution, delivery and performance of the Transaction Agreements, as well as the issuance and delivery of the Securities, by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) conflict with or result in a violation of any material provision of the Certificate of Incorporation or By-laws or (ii) violate or conflict with, or result in a material breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license, software license or instrument to which the Company or any of its Subsidiaries is a party or (iii) to the Company’s knowledge, result in a material violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Neither the Company nor any of its Subsidiaries is in material violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in material default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except where action or inaction would not have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as Investor owns any of the Securities, in violation of any material law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any material consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement. All material consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

g.     SEC Documents; Financial Statements. Except as set forth in Schedule 3(g), the Company has timely filed all reports required to be filed by it with the SEC since March 4, 2015 pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). As of their respective dates, and except as set forth in the SEC Documents, the SEC Documents complied in all material respects with the requirements of the 1933 Act, and the Sarbanes-Oxley Act of 2002, as applicable, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents contained, at the time they were filed with the SEC, and as of the date hereof do not contain, any untrue statement of a material fact or omitted or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no material liabilities, contingent or otherwise, other than (1) liabilities incurred in the ordinary course of business subsequent to September 30, 2015 and (2) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

h.     Absence of Certain Changes. Since September 30, 2015, and except as set forth in Schedule 3(h), there has been no material adverse change and no material adverse development that would constitute a Material Adverse Effect.

i.     Absence of Litigation. Except as set forth on Schedule 3(i) or in the SEC Documents, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries or their officers or directors in their capacity as such, that could reasonably be expected to have a Material Adverse Effect. Schedule 3(i) contains a complete list and summary description of any pending proceeding or, to the knowledge of the Company, proceeding threatened in writing against or affecting the Company or any of its Subsidiaries, except where such pending or threatened proceeding would not have a Material Adverse Effect.

j.     Intellectual Property.

(i)     The Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights (“Intellectual Property”) material and necessary to enable it to conduct its business as now operated and as described in the SEC Documents (and, except as set forth in Schedule 3(j) hereof, as presently contemplated to be operated in the future). There is no claim or action by any person pertaining to, or proceeding pending, or to the Company’s knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated and, on Schedule 3(j) is a list of all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights, as presently contemplated to be operated in the future. The Company’s or its Subsidiaries’ current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances that would or might reasonably be expected to give rise to any of the foregoing. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property. The pending patent applications set forth on Schedule 3(j) are being diligently prosecuted by the Company and/or its Subsidiaries.

(ii)     Except as set forth on Schedule 3(j), all material Intellectual Property used by the Company in the conduct of its business that is licensed by a third party for the Company’s use, including, without limitation, all software licenses (the “Licensed Intellectual Property”) are subject to current, written, valid licenses or sub-licenses (the “IP Licenses”) to use all such Licensed Intellectual Property. Except as set forth on Schedule 3(j), (A) none of the Licensed Intellectual Property infringes or results from the misappropriation of any Intellectual Property of any third person, (B) to the knowledge of Company, no third person is infringing or misappropriating any material Licensed Intellectual Property, (C) none of the Licensed Intellectual Property is the subject of, nor, to the knowledge of Company, has there been any threat of, any current claim of infringement or misappropriation, (D) the Company has received no written, verbal or other communication from any licensor of Licensed Intellectual Property that the Company is in breach of, has violated, or is otherwise potentially subject to termination or revocation of, any IP License, (E) the Company has not committed any act or omission that constitutes or would reasonably be expected to constitute a breach or violation of any IP License and, (F) to the Company’s knowledge, no licensor of any Licensed Intellectual Property has committed any act or omission that constitutes or would reasonably be expected to constitute a breach or violation of any IP License.

k.     Intentionally Left Blank.

l.     Tax Status. The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and the Company has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. Except as set forth on Schedule 3(l), none of the Company’s tax returns is presently being audited by any taxing authority.

m.     Certain Transactions. Except as set forth on Schedule 3(m), and except for arm’s length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

n.     Acknowledgment Regarding Investor’ Purchase of Securities. The Company acknowledges and agrees that Investor is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by Investor or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Investor’s purchase of the Securities. The Company further represents to Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

o.     No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to Investor. The issuance of the Securities to Investor will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

p.     No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

q.     Permits; Compliance. The Company and each of its Subsidiaries is in possession of all material franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in material default or violation of, any of the Company Permits. Since December 31, 2013, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable law.

r.     Environmental Matters.

(i)     There are, to the Company’s knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws, and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company’s knowledge, threatened in connection with any of the foregoing. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ii)     Other than those that are or were stored, used or disposed of in material compliance with applicable law, to the Company’s knowledge, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and to the Company’s knowledge, no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries.

(iii)     To the Company’s knowledge, there are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in material compliance with applicable law.

s.     Title to Property. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects other than Permitted Liens (as that term is defined in the Put Security Agreement). Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

t.     Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. The Company has provided to Investor true and correct copies of all current policies relating to directors’ and officers’ liability coverage, errors and omissions coverage and commercial general liability coverage.

u.     Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company’s board of directors (the "Board of Directors"), to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

v.     Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

w.     No Investment Company. The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement will not be, an “investment company” within the meaning of, and required to be registered under, the Investment Company Act of 1940 (an “Investment Company”). The Company is not controlled by an Investment Company.

x.     No Stockholder Approval. Except for the Increase, the Company represents and warrants that its Board of Directors has the sole authority to authorize this Agreement, the sale and issuance of the Securities and the transactions contemplated by this Agreement, and that no approval of any of the Company’s stockholders is required therefor by the Delaware General Corporate Law, the Certificate of Incorporation, the By-laws, the OTC Markets (or other applicable trading market), the FINRA, the SEC, or any applicable law, rule, or regulation.

y.     Material Changes; Undisclosed Events, Liabilities or Developments.  None of the Company or its Subsidiaries has sustained, since September 30, 2015, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree.  Since September 30, 2015, (i) there has not been any change in the share capital of the Company or any Subsidiary and none of the Company or any Subsidiary has declared any dividends or other distribution of cash or property to shareholders and none the Company nor any Subsidiary has entered into any agreement to purchase, redeem or any other agreement with respect to its capital stock, including the issuance of capital stock to the officers and directors of the Company and any Subsidiary; and (ii) the Company has not incurred any liabilities (contingent or otherwise) other than trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice; and (iii) the Company has not altered its method of accounting.  The Company does not have pending before the Commission any request for confidential treatment of information.  Except for the issuance of the Securities contemplated by this Agreement and the other transactions contemplated by this Agreement and the Business Agreements, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one trading day prior to the date that this representation is made.

z.     Labor Relations.  There are no private, regulatory or governmental inquiry, action, suit, proceeding, litigation, claim, arbitration or investigation pending before any Governmental Authority (as defined below) of competent jurisdiction (each, an “Action”) pending or, to the knowledge of the Company, threatened involving the Company or any Subsidiary and any of their respective employees or former employees (with respect to their status as an employee or former employee, as applicable) including any harassment, discrimination, retaliatory act or similar claim. To the Company’s knowledge, since December 31, 2012, there has been: (i) no labor union organizing or attempting to organize any employee of the Company or any of its Subsidiaries into one or more collective bargaining units with respect to their employment with the Company or any of its Subsidiaries; and (ii) no labor dispute, strike, work slowdown, work stoppage or lock out or other collective labor action by or with respect to any employees of the Company or any of its Subsidiaries pending with respect to their employment with the Company or any of its Subsidiaries or threatened against the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is a party to, or bound by, any collective bargaining agreement or other agreement with any labor organization applicable to the employees of the Company or any of its Subsidiaries and, to the Company’s knowledge, no such agreement is currently being negotiated.  The Company and its Subsidiaries (i) are in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment, health and safety and wages and hours, including laws relating to discrimination, disability, labor relations, hours of work, payment of wages and overtime wages, pay equity, immigration, workers compensation, working conditions, employee scheduling, occupational safety and health, family and medical leave, and employee terminations, and have not received written notice, or any other form of notice, that there is any Action involving unfair labor practices against the Company or any of its Subsidiaries pending, (ii) are not liable for any material arrears of wages or any material penalty for failure to comply with any of the foregoing, and (iii) are not liable for any material payment to any trust to any Governmental Authority, with respect to unemployment compensation benefits, Taxes, social security or other benefits or obligations for employees, independent contractors or consultants (other than routine payments to be made in the ordinary course of business and consistent with past practice). Except as would not result in any material liability to the Company or any Subsidiary, there are no Actions pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary brought by or on behalf of any applicant for employment, any current or former employee, any Person alleging to be a current or former employee, or any Governmental Authority, relating to any such law, or alleging breach of any express or implied contract of employment, wrongful termination of employment, or alleging any other discriminatory, wrongful or tortious conduct in connection with the employment relationship.

aa.     Benefits.         Neither the Company nor any Subsidiary has any material obligation to provide retirement, healthcare, death or disability benefits to any of the present or past employees of the Company or any Subsidiary or to any other Person.

bb.     Subsidiaries; Joint Ventures, License Agreement.  Except for the subsidiaries described in Schedule 3(bb), the Company has no subsidiaries and (i) does not otherwise own or control, directly or indirectly, any other Person and (ii) does not hold equity interests, directly or indirectly, in any other Person.   Except as set forth in Schedule 3(bb) or in the SEC Documents, the Company is not a participant in any joint venture, partnership, license agreement or similar arrangement material to its business. “Person” means an individual, entity, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

cc.     Sarbanes-Oxley; Internal Accounting Controls.  The Company and the Subsidiaries are in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof and as of the applicable Closing Date.  Except as otherwise disclosed in the SEC Documents, the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in 1934 Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that material information required to be disclosed by the Company in the reports it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.  The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the 1934 Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the 1934 Act) of the Company and its Subsidiaries that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries. Neither the Company’s Board of Directors nor its internal auditors have recommended that the Company review or investigate, (i) adding to, deleting, changing the application of, or changing the Company’s disclosure with respect to, any of the Company’s material accounting policies; (ii) any matter which could result in a restatement of the Company’s financial statements for any annual or interim period during the current or prior three fiscal years; or (iii) any significant deficiency, material weakness, change in internal controls or fraud involving management or other employees who have a significant role in internal controls.

dd.          Solvency.  Based on the consolidated financial condition of the Company as of the applicable Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the First Closing Shares,  the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid.  The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).  The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the applicable Closing Date.  Schedule 3(bb) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments.  For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with U.S. Generally Accepted Accounting Principles.  Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

ee.     Money Laundering.  The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit, investigation or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

ff.            Registration Rights.  Except as set forth on Schedule 3(ff), there are no contracts, agreements or understandings between the Company and any Person granting such Person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such Person or to require the Company to include such securities in the securities registered pursuant to a registration statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

gg.     Disclosure. All information relating to or concerning the Company or any of its Subsidiaries set forth in this Agreement or in the exhibits hereto is true and correct in all material respects, and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.  No event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company prior to the date of this Agreement but which has not been so publicly announced or disclosed (assuming for this purpose that the Company’s reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

4.     COVENANTS.

a.     Reasonable Efforts. The parties shall use their reasonable efforts to satisfy timely each of the conditions described in Section 5 and 6 of this Agreement.

b.     Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the sale of the Securities as required under Regulation D and to provide a copy thereof to Investor promptly after such filing. The Company shall, on or before the First Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Investor at the applicable closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to Investor on or prior to the First Closing Date.

c.     Reporting Status. So long as Investor beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company shall file a Form 8-K describing the material terms of the transaction contemplated hereby as soon as practicable following the First Closing Date and Second / Third Closing Date (as applicable) but in no event more than four (4) business days after the First Closing Date or Second / Third Closing Date (as applicable), which Form 8-K shall be subject to prior review by Investor.

d.     Use of Proceeds. The Company shall use the proceeds from the sale of the Securities materially for the purposes set forth in the budget previously delivered by the Company to Investor and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with its currently existing direct or indirect Subsidiaries).

e.     Expenses. Each party hereto shall bear and be responsible for all expenses incurred by it in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith (“Documents”), including, without limitation, attorneys’ and consultants’ fees and expenses, transfer agent fees, fees for stock quotation services, fees relating to any amendments or modifications of the Documents or any consents or waivers of provisions in the Documents, fees for the preparation of opinions of counsel, escrow fees, and costs of restructuring the transactions contemplated by the Documents; provided, however, that upon the First Closing, the Company shall be required to pay Investor's legal fees in the amount of up to $75,000 which shall be paid out of the proceeds paid as part of the First Closing.

f.     Financial Information. The Company agrees to send the following reports to Investor until Investor transfers, assigns, or sells all of the Securities, but only to the extent that such reports are not otherwise publicly filed with the SEC: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K (or other appropriate form), its Quarterly Reports on Form 10-Q (or other appropriate form) and any Current Reports on Form 8-K; (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its Subsidiaries; and (iii) contemporaneously with the making available or giving to the shareholders of the Company, copies of any notices or other information the Company makes available or gives to such shareholders.

g.     Authorization; Reservation of Shares; Stockholder Approval. The Company shall use commercially reasonable efforts to obtain, on or before May 31, 2016, such approvals of the Company's stockholders (the “Stockholder Approval”) as may be required to increase the authorized shares of Common Stock to 1,100,000,000 (the "Increase"). Investor hereby agrees to vote in favor of the Increase. The Company represents and warrants that its Board of Directors has approved the proposal contemplated by this Section 4(g) and shall indicate such approval in the proxy or information statement used in connection with the Stockholder Approval. Upon obtaining Stockholder Approval, the Company shall make all appropriate filings with the State of Delaware including the filing of a Certificate of Amendment to the Certificate of Incorporation no later than May 31, 2016. Upon obtaining the Increase, the Company shall reserve a sufficient number of shares to cover the issuance of the Second Closing Shares and the Third Closing Shares (the "Reserved Amount"). If at any time the number of shares of Common Stock authorized and reserved for issuance (“Authorized and Reserved Shares”) is below the Reserved Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares to meet the Company’s obligations under this Section 4(g), in the case of an insufficient number of authorized shares, obtain shareholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Reserved Amount.

h.     Corporate Existence. So long as Investor beneficially owns any Common Stock or the Put Note, the Company shall maintain its corporate existence.

i.     No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

j.     Additional Issuances.

(1) At any time after the date hereof and through the fifth (5th) anniversary of the date hereof, if the Company shall issue or propose to issue any additional shares of the Company’s Common Stock other than Excluded Securities (the “Additional Securities”), Investor shall have the right to subscribe for and to purchase at the same price per share that number of Additional Securities necessary to maintain the Ownership Percentage (as defined herein below) in the Company on the date that a Subscription Notice (as defined below) is delivered to Investor hereunder. Any offer of Additional Securities made to Investor under this Section 4 (j) shall be made by notice in writing (the “Subscription Notice”) at least 20 business days prior to the issuance of such Additional Securities. The Subscription Notice shall set forth (i) the number of Additional Securities proposed to be issued to any Person other than Investor and the terms of such Additional Securities, (ii) the consideration (or manner of determining the consideration), if any, for which such Additional Securities are proposed to be issued and the terms of payment, (iii) the number of Additional Securities offered to Investor in compliance with the provisions of this Section 4 (j) and (iv) the proposed date of issuance of such Additional Securities. Not later than 10 Business Days after delivery of a Subscription Notice in accordance with the notice provisions hereof, Investor shall deliver a notification to the Company in writing whether it elects to purchase all or any portion of the Additional Securities offered to Investor, pursuant to the Subscription Notice; provided however, that the failure of Investor to respond in writing within 10 Business Days shall be deemed a waiver and negative election by Investor to purchase any of the Additional Securities offered by such Subscription Notice. If the terms of the Additional Securities shall change after the Subscription Notice has been sent, then the Company will provide the Investor with a new Subscription Notice. If Investor elects to purchase any such Additional Securities, the Additional Securities that it shall have elected to purchase shall be issued and sold to Investor by the Company at the same time and on the same terms and conditions as the Additional Securities are issued and sold to third parties. If, for any reason, the issuance of Additional Securities to third parties is not consummated, Investor’s right to its share of such issuance shall lapse, subject to Investor’s ongoing subscription right with respect to issuances of Additional Securities at later dates or times. The term “Excluded Securities” means (i) shares issued upon conversion or exchange of any rights, options, warrants or convertible or exchangeable securities, which rights, options, warrants or convertible or exchangeable securities were issued prior to the date of this Agreement, and (ii) any shares (other than shares issued pursuant to preceding clause (i)) issued to employees, directors, officers, consultants, or independent contractors of the Company in consideration of past or future services rendered by such parties to the Company or its affiliates under a stock incentive plan approved by the Company’s Board of Directors (“Equity Plan Shares”). In the event that any Equity Plan Shares are issued during any fiscal quarter, Investor shall have the right to purchase from the Company, on the first business day of the immediately succeeding fiscal quarter (the “Purchase Date”), a number of shares of Common Stock equal to the number of shares necessary to maintain the Ownership Percentage (as in effect at the beginning of the first day of such fiscal quarter) for a price per share equal to the average of the volume-weighted average prices of the Company’s Common Stock during the ten (10) trading days immediately preceding the Purchase Date.

(2) The Company represents and covenants to Investor that (i) upon issuance, all the shares of Additional Securities sold to Investor pursuant to this Section 4 (j) shall be duly authorized, validly issued, fully paid and nonassessable and will be approved (if outstanding securities of the Company of the same type are at the time already approved) for listing on the OTC Markets or for quotation or listing on the principal trading market for the securities of the Company at the time of issuance, (ii) upon delivery of such shares, they shall be free and clear of all liens, claims and encumbrances (other than any restrictions imposed by applicable federal, state and foreign securities laws (including, without limitations, the laws of the United States) of any nature and shall not be subject to any preemptive right of any stockholder of the Company and (iii) this Section 4 (j) does not and upon the issuance of such Additional Securities will not (a) violate or conflict with any provision of the Certificate of Incorporation or Bylaws of the Company, each as amended then to date (b) conflict with or constitute a violation by the Company of any applicable law (including the General Corporation Law of Delaware), judgment, order, injunction, decree, rule, regulation or ruling of any governmental authority applicable to the Company the enforcement of which would have a material adverse effect on the Company or on the Company’s ability to perform its obligations hereunder or the ability of the Company to consummate issuance of the Additional Securities and (c) either alone or with the giving of notice or the passage of time, or both, modify, violate, conflict with, constitute grounds for termination of, or accelerate the performance required by, or result in a breach or default of the terms, conditions or provisions of, or constitute a default under any contract, agreement, note bond, mortgage, indenture, deed of trust, license, franchise, permit, commitment, waiver, exemption, order, obligation, lease, sublease, undertaking, agreement, offer or other instrument, which violation, conflict, termination, acceleration, breach or default would have a material adverse effect on the Company or on the ability of the Company to perform its obligations hereunder or the ability of the Company to issue such shares.

(3) As used herein, the term “Ownership Percentage” shall mean, as of any specified date, the percentage obtained by dividing (i) number of Company-Issued Shares held by Investor on the specified date, by (ii) the number of outstanding shares of Common Stock of the Company on such date. “Company-Issued Shares” means shares of Common Stock purchased by Investor pursuant to this Agreement, including pursuant to the First Closing Warrant or pursuant to this Section 4(j). The Ownership Percentage shall be calculated as of each Subscription Notice.

k.     Board of Directors; Appointments. (i) Effective as of the First Closing Date and continuing for a period of five (5) years (or on such earlier date on which Investor and its affiliates cease to own at least 25% of the shares of Common Stock purchased pursuant to this Agreement), Investor shall have the right to nominate for election one (1) director and the Board of Directors shall support such nomination. On the First Closing Date, the Board of Directors shall approve the appointments of Lugee Li to the Board of Directors. (ii) Upon the Second / Third Closing Date, the Board of Directors shall approve the appointment of two directors selected by the Investor. For a period of five (5) years after the Second/Third Closing Date, (a) Investor shall have the right to nominate for election an additional two (2) directors and the Board of Directors shall support such nominations, (b) one such nominee shall serve as the Chairman of the Board, and (c) at all times during this period, the Board of Directors shall consist of seven (7) directors in total of which three (3) shall be nominated by Investor unless otherwise agreed to in writing by the Investor.

l.     Put Note. If shareholder approval for the Increase is not obtained by May 31, 2016, then the Investor will have the right to put the First Closing Shares to the Company (the “Put Right”) in exchange for the Put Note. If the Investor desires to exercise the Put Right, it must deliver written notice of exercise to the Company on or before October 31, 2016. Within five (5) business days of the exercise of the Put Right, the Company shall deliver a fully-executed Put Note and Security Agreement, a copy of which is attached hereto as Exhibit C, to the Investor.

m.     Second / Third Closing Failure. In the event the Investor fails to complete both the Second Closing and the Third Closing by the 90th day after the Increase becomes effective (unless such failure is a result of a material failure of a condition set forth in Section 6(b) hereof), then the rights set forth in Sections 4(k)(ii) and 4(j) hereof shall immediately and automatically terminate. Further, in the event the Investor exercises the Put Right, upon the outstanding amounts payable under the Put Note being reduced to less than $2,500,000, then the Investor shall cease to have the rights referenced in Section 4(k). In addition, in the event the Second / Third Closing is not consummated by the 90th day after the Increase becomes effective (provided that such failure is not a result of a breach by the Company of this Agreement), the Company will thereupon have the right to repurchase all or any portion of the First Closing Shares at $0.08 per share (subject to adjustment for stock splits, reverse stock splits, and the like occurring after the date of this Agreement) within 15 months following the effective date of the Increase.

n.     Disclosure Supplements. Between the date of this Agreement and the Closing Dates, the Company will promptly notify Investor in writing (each, a “Disclosure Supplement”) if the Company becomes aware of any fact or condition that causes or constitutes a breach of any of the Company’s representations and warranties as of the date of this Agreement, or if the Company becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition; provided, however, that no such notice shall be deemed to be a modification of any representation or warranty. During the same period, the Company will promptly notify Investor of the occurrence of any breach of any covenant of the Company in this Section 4 or of the occurrence of any event that may make the satisfaction of the conditions in Section 6 impossible or unlikely.

o.     Investor Filings. Upon the First Closing and at all times thereafter, Investor will timely make any filings required by the SEC, including without limitation a Schedule 13D.

p.     No Short Position. During the period commencing on the date hereof and ending on the date on which Investor and its affiliates cease to own of the Securities purchased hereunder, Investor covenants that it will not, and will cause its affiliates not to, maintain a Net Short Position. For purposes hereof, a "Net Short Position" by a person means a position whereby such person has executed one or more sales of Common Stock that is marked as a "short sale" (as defined in Rule 200 of Regulation SHO under the 1934 Act) and that is executed at a time when Investor has no equivalent offsetting "long" (as determined in accordance with Rule 200 of Regulation SHO under the 1934 Act) position in the Common Stock or contract for the foregoing.

q.     Unanimous Board Approval. For a period of two (2) years following the Closing Date, the Company will not without the unanimous approval of the Board of Directors, enter into or amend an employment agreement with any executive officer, issue any convertible or derivative security except Excluded Securities or amend or alter the Company’s certificate of incorporation except with respect to the Increase.

5.     CONDITIONS TO THE COMPANY’S OBLIGATION TO ISSUE.

a.     The obligation of the Company hereunder to issue and sell the First Closing Shares at the First Closing is subject to the satisfaction, at or before the First Closing Date of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(i)     Investor shall have executed and delivered this Agreement and delivered the same to the Company.

(ii)     Investor shall have delivered the First Closing Purchase Price in accordance with Section 1(a)(i) above.

(iii)     The representations and warranties of Investor shall be true and correct in all material respects as of the date when made and as of the First Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Investor at or prior to the First Closing Date.

(iv)     No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

b.     The obligation of the Company hereunder to issue and sell the Second/Third Closing Shares is subject to the satisfaction, at or before the Second/Third Closing Date of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(i)     Investor shall have executed this Agreement and delivered the same to the Company.

(ii)     Investor shall have delivered both the Second Closing Purchase Price and the Third Closing Purchase Price in a single closing in accordance with Section 1(a)(ii) and Section 1(a)(iii) above on or before the ninetieth (90th) day after the Increase becomes effective.

(iii)     The representations and warranties of Investor shall be true and correct in all material respects as of the date when made and as of the Second Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Investor at or prior to the Second Closing Date.

(iv)     No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

6.     CONDITIONS TO INVESTOR’S OBLIGATION TO PURCHASE.

a.     The obligation of Investor hereunder to purchase the First Closing Shares and the First Closing Warrant at the First Closing is subject to the satisfaction, at or before the First Closing Date of each of the following conditions, provided that these conditions are for such Investor’s sole benefit and may be waived by Investor at any time in its sole discretion:

(i)     The Company shall have executed and delivered this Agreement and the First Closing Warrant and delivered the same to Investor.

(ii)     The Company shall have delivered to Investor the First Closing Shares (in such denominations as Investor shall request).

(iii)     The representations and warranties of the Company shall be true and correct in all material respects as of the date when made (without giving effect to any Disclosure Supplement) and as of the First Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the First Closing Date. Investor shall have received a certificate or certificates, executed by the chief executive officer and the chief financial officer of the Company, dated as of the First Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by Investor including, but not limited to certificates with respect to the Company’s Certificate of Incorporation, By-laws and the Company’s Board of Directors’ resolutions relating to the transactions contemplated hereby (the “Board Resolutions”).

(iv)     The Board Resolutions shall, among other customary resolutions, reflect the resolution of the Company’s Board of Directors to (A) approve the Transaction Agreements, (B) approve the issuance of the Securities (C) appoint Lugee Li to the Board of Directors and (D) call for the Company’s Annual Meeting of the Company’s stockholders to be held no later than May 31, 2016 (in accordance with the Company’s By-Laws), which Annual Meeting shall include actions by the Company’s stockholders to (1) elect the Company’s directors including the Investor’s nominee; (2) approve the Increase; and (2) amend the Company’s Certificate of Incorporation to effectuate the Increase.

(v)     No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(vi)     No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company.

(vii)     The Company shall have caused its legal counsel, Foley & Lardner LLP, to deliver a legal opinion addressed to the Investor with respect to the corporate and securities matters set forth on Exhibit D attached hereto, and its intellectual property counsel, Pillsbury Winthrop Shaw Pittman LLP, to deliver legal opinions addressed to the Investor with respect to the intellectual property matters set forth on Exhibit E attached hereto.

(viii)     Investor shall have received (i) copies of resolutions of the Board of Directors of the Company duly certified by an authorized officer of the Company as set forth in Section 6(a)(iv); (ii) a certificate of good standing certified for the Company and each of the Subsidiaries dated no more than three (3) days prior to the date of the First Closing; and (iii) the officer’s certificate described in Section 6(a)(iii) above, dated as of the Closing Date.

(ix)     DongGuan Eontec Co., Ltd. and the Company shall have entered into that certain Parallel License Agreement (the "Business Agreement").

b.     The obligation of Investor hereunder to purchase the Second Closing Shares and the Third Closing Shares at the Second / Third Closing is subject to the satisfaction, at or before the Second / Third Closing Date of each of the following conditions, provided that these conditions are for such Investor’s sole benefit and may be waived by Investor at any time in its sole discretion:

(i)     The Company shall have executed and delivered this Agreement and delivered the same to Investor.

     (ii)     The Company shall have paid or reimbursed Investor for legal expenses      out of the proceeds of the First Closing in the amount of $75,000.

(iii)     The Company shall have delivered to Investor the Second Closing Shares and the Third Closing Shares (in such denominations as Investor shall request).

(iv)      The Board Resolutions and the annual meeting of the Company’s stockholders referenced in Section 6(a)(iv) shall have occurred, and the actions to be approved, confirmed and ratified at such meetings in accordance with Section 6(a)(iv) shall have been approved, confirmed and ratified by the Company’s Board and by its stockholders.

(v)     The representations and warranties of the Company shall be true and correct in all material respects as of the date when made (without giving effect to any Disclosure Supplement) and as of the Second / Third Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Second / Third Closing Date. Investor shall have received a certificate or certificates, executed by the chief executive officer of the Company, dated as of the Second / Third Closing Date, to the foregoing effect and as to the Company’s Certificate of Incorporation, By-laws and the Board Resolutions.

(vi)     No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(ix)     DongGuan Eontec Co., Ltd. and the Company shall have entered into the Business Agreement which will remain in full force and effect (unless terminated by DongGuan Eontec Co., Ltd. without cause as defined in such agreement or terminated by the Company for cause as defined in such agreement).

(x)     Investor shall have received (i) a certificate of good standing for the Company and each of the Subsidiaries dated no more than three (3) days prior to the Second / Third Closing Date; and (iii) the officer’s certificate described in Section 6(a)(iii) above, dated as of the Closing Date.

7.     TERMINATION.

a.     This Agreement may, by notice given prior to or at either the First Closing or the Second / Third Closing, be terminated:

(i)     by Investor or the Company if a material breach of any provision of this Agreement has been committed by the other party and such breach has not been waived or cured within ten (10) days after written notice thereof;

(ii)     by (A) Investor if any of the conditions in Section 6 has not been satisfied as of the First Closing Date or Second / Third Closing Date (as applicable) or if satisfaction of such a condition is or becomes impossible (other than through the failure of Investor to comply with its obligations under this Agreement) and Investor has not waived such condition on or before the applicable Closing Date; or (B) the Company, if any of the conditions in Section 5 has not been satisfied as of the First Closing Date or Second / Third Closing Date (as applicable) or if satisfaction of such a condition is or becomes impossible (other than through the failure of the Company to comply with its obligations under this Agreement) and the Company has not waived such condition on or before the applicable Closing Date; or

(iii)     by mutual written consent of Investor and the Company;

b.     Each Party’s right of termination under Section 7(a) is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 7(a), all further obligations of the parties under this Agreement will terminate; provided, however, that if this Agreement is terminated by a party because of the breach of the Agreement by the other party or because one or more of the conditions to the terminating party’s obligations under this Agreement is not satisfied as a result of the other party’s failure to comply with its obligations under this Agreement, the terminating party’s right to pursue all legal remedies will the survive such termination unimpaired; provided, further, that this Section 7(b) and Section 4(l) shall survive any termination or expiration of this Agreement.

8.     GOVERNING LAW; MISCELLANEOUS.

a.     Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state, without regard to the principles of conflict of laws of the State of Delaware or of any other state. Both parties (i) hereby irrevocably and unconditionally submit to the jurisdiction of any federal or state court located within Orange County, California for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the federal or state courts located within Orange County, California, and (iii) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Both parties further agree that service of process upon a party in any manner permitted by applicable law shall be deemed in every respect effective service of process upon the party in any such suit or proceeding. Nothing herein shall affect either party’s right to serve process in any other manner permitted by law.

b.     Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement. At the request of any party, the other party shall re-execute an original form of this Agreement and deliver it to the requesting party. No party shall raise the use of facsimile, e-mail or other means of electronic transmission or similar format to deliver a signature page as a defense to the formation of a contract and each such party forever waives any such defense.

c.     Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d.     Severability. In the event that any provision of this Agreement is invalid, illegal or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e.     Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

f.     Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally, by courier (including a recognized overnight delivery service), by facsimile or by electronic transmission and shall be effective five (5) days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally, by courier (including a recognized overnight delivery service), by facsimile or by electronic transmission, in each case addressed to a party. The addresses for such communications shall be:

If to the Company:	Liquidmetal Technologies, Inc.
30452 Esperanza
Rancho Santa Margarita, CA 92688
Attention: Thomas Steipp, CEO
Telephone: (949) 635-2100
Facsimile: (949) 635-2188
Email: tom.steipp@liquidmetal.com

With a copy to:	Foley & Lardner LLP
100 N. Tampa Street, Suite 2700
Tampa, Florida 33602
Attention: Curt Creely
Email: ccreely@foley.com

If to Investor:	Liquidmetal Technology Limited
Room 906, Tai Tung Building, 8 Fleming Road
Wanchai, Hong Kong
Attention: Yeung Tak Lugee Li
Facsimile: 516-977-1209

With copy to:	Fleming PLLC
49 Front St., Ste 206
Rockville Centre, NY 11570
Attention: Stephen M. Fleming
Telephone: 516-833-5034
Facsimile: 516-977-1209
Email: smf@flemingpllc.com

Each party shall provide notice to the other party of any change in address.

g.     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Investor shall have the right to assign this Agreement and any rights or obligations hereunder without the prior written consent of the Company. However, if the Company receives advice from a outside legal counsel that the identity of the assignee or an Affiliate of the assignee poses a material risk to the Company, then the assignment will not occur until the Company and Investor are mutually satisfied that the identified material risk is appropriately addressed.

h.     Survival. The representations and warranties of the Company and the agreements and covenants set forth in Sections 3, 4, 7 and 8 shall survive the closing hereunder for a period of two (2) years from the date hereof notwithstanding any due diligence investigation conducted by or on behalf of the Investor. The Company agrees to indemnify and hold harmless each of the Investor and all its officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in Sections 3 and 4 hereof or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred. The Investor agrees to indemnify and hold harmless each of the Company and all its officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in Sections 2 and 4 hereof or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

i.     Publicity. The Company and Investor shall have the right to review a reasonable period of time before issuance of any press releases, SEC, OTC Markets or FINRA filings, or any other public statements with respect to the transactions contemplated hereby.

j.     Further Assurances. From time to time after each Closing, each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k.     No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

k.     No Third Party Beneficiaries. Nothing in this Agreement shall confer any rights or remedies upon any person other than the parties hereto.

l.     Certain Terms. When used in this Agreement, the term “affiliate” shall have the meaning set forth in Rule 144 promulgated under the 1933 Act. The term “knowledge”, when used to refer to the knowledge of the Company, shall refer to the actual conscious awareness of Thomas Steipp, Tony Chung, or Bruce Bromage.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned Investor and the Company have caused this Agreement to be duly executed as of the date first above written.

LIQUIDMETAL TECHNOLOGIES, INC.

By:	/s/ Thomas Steipp
Name:	Thomas Steipp
Title:	President and CEO

LIQUIDMETAL TECHNOLOGY LIMITED

By	/s/ Lugee Li
Name:	Lugee Li
Title:	CEO

Exhibit A

First Closing Warrant

THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. EXCEPT AS OTHERWISE SET FORTH HEREIN OR IN A SECURITIES PURCHASE AGREEMENT DATED AS OF MARCH 10, 2016 (THE “SECURITIES PURCHASE AGREEMENT”), NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR, AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE, CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 OR REGULATION S UNDER SUCH ACT.

Date of Warrant:
March 10, 2016
(“Warrant Date”

Right to Purchase
10,066,809 Shares of Common Stock,
par value $.001 per share

STOCK PURCHASE WARRANT

THIS CERTIFIES THAT, for value received, LIQUIDMETAL TECHNOLOGY LIMITED, a Hong Kong corporation, or its registered assigns, is entitled to purchase from Liquidmetal Technologies, Inc., a Delaware corporation (the “Company”), at any time or from time to time during the period specified in Paragraph 2 hereof, 10,066,809 fully paid and nonassessable shares of the Company’s Common Stock, par value $.001 per share (the “Common Stock”), at an exercise price per share equal to $0.07 (the “Exercise Price”). The term “Warrant Shares,” as used herein, refers to the shares of Common Stock purchasable hereunder. The Warrant Shares and the Exercise Price are subject to adjustment as provided in Paragraph 4 hereof.

This Warrant is subject to the following terms, provisions, and conditions:

1.            Manner of Exercise; Issuance of Certificates; Payment for Shares. Subject to the provisions hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the “Exercise Agreement”), to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), and upon payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company of the Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

This Warrant may also be exercised at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the average closing price of the Company’s common stock during the ten (10) trading days immediately preceding the date of such election;

(B) = the Exercise Price of this Warrant, as adjusted pursuant to this Agreement; and

(X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

2.            Period of Exercise; Vesting. Subject to the vesting set forth immediately below, This Warrant is exercisable at any time or from time to time on or after the date on which this Warrant is issued and delivered pursuant to the terms of the Securities Purchase Agreement and before 6:00 p.m., New York, New York time on the tenth (10th) anniversary of the Warrant Date (the “Exercise Period”). On the First Closing Date (as defined in the Securities Purchase Agreement), 2,609,913 shares of Common Stock shall vest and shall be exercisable at anytime. On the Second Closing Date (as defined in the Securities Purchase Agreement), 4,971,264 shares of Common Stock shall vest and shall be exercisable at anytime (the “Second Closing Warrant Shares”). On the Third Closing Date (as defined in the Securities Purchase Agreement), 2,485,632 shares of Common Stock shall vest and shall be exercisable at anytime (the “Third Closing Warrant Shares”). In the event that the Second/Third Closing is not consummated by the 90th day after the Increase (as defined in the Securities Purchase Agreement) becomes effective, then this Warrant solely with respect to the Second Closing Warrant Shares and the Third Closing Warrants Shares shall automatically terminate and thereafter be null and void.

3.            Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

(a)     Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof.

(b)     Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

(c)     Successors and Assigns. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company’s assets.

4.            Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Paragraph 4.

In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up to the nearest cent.

(a)     Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

(b)     Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of clause (a) of this Paragraph 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

(c)     Consolidation, Merger or Sale. In case of any consolidation of the Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Paragraph 4 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Company) assumes by written instrument the obligations under this Paragraph 4 and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

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(d)     Price Protection. Upon the issuance of shares of Common Stock by the Company at a per share price less than the Exercise Price as then in effect, the Exercise Price shall be adjusted to equal such price per share. The adjustment set forth in the preceding sentence shall not occur upon the issuance of any (i) shares issued in any of the transactions described in Paragraph 4(a) above, (ii) shares issued upon conversion or exchange of any rights, options, warrants or convertible or exchangeable securities, which rights, options, warrants or convertible or exchangeable securities were issued prior to the date of this Warrant, (iii) any shares issued to employees, directors, officers, consultants, or independent contractors of the Company in consideration of past or future services rendered by such parties to the Company or its affiliates under a stock incentive plan approved by the Company’s Board of Directors, (iv) shares issued for consideration other than cash, including without limitation shares issued in a strategic transaction or licensing transaction, or (v) shares of Stock issued as consideration for a merger or acquisition of all or substantially all of the assets of a third party.

5.            Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

6.            No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

7.            Transfer, Exchange, and Replacement of Warrant.

(a)     Restriction on Transfer. This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company, provided, however, that any transfer or assignment shall be subject to the conditions set forth in the applicable provisions of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

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(b)     Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company, for new Warrants of like tenor representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

(c)     Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

(d)     Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Paragraph 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Paragraph 7.

(e)     Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

(f)     Exercise or Transfer Without Registration. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel, which opinion and counsel are acceptable to the Company, to the effect that such exercise, transfer, or exchange may be made without registration under said Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter or status as an “accredited investor” shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act. The first holder of this Warrant, by taking and holding the same, represents to the Company that such holder is acquiring this Warrant for investment and not with a view to the distribution thereof. In no event shall the Holder be permitted to assign the Warrant unless provided with express written consent by the Company.

8.            [Intentionally Omitted]

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9.            Notices. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to the office of the Company at the address set forth in the Purchase Agreement, or at such other address as shall have been furnished to the holder of this Warrant by notice from the Company. Any such notice, request, or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the receipt thereof by the person entitled to receive such notice at the address of such person for purposes of this Paragraph 9, or, if mailed by registered or certified mail or with a recognized overnight mail courier upon deposit with the United States Post Office or such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.

10.          Governing Law. THIS WARRANT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN ORANGE COUNTY, CALIFORNIA WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS WARRANT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS WARRANT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS’ FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

11.            Miscellaneous.

(a)     Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder hereof.

(b)     Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

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(c)     Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Warrant will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Warrant, that the holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Warrant and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

LIQUIDMETAL TECHNOLOGIES, INC.

By:
Name:
Title:

Dated as of March 10, 2016

[SIGNATURE PAGE TO STOCK PURCHASE WARRANT]

FORM OF EXERCISE AGREEMENT

Dated: ________ __, 20__

To:     ______________________

The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to purchase ________ shares of Common Stock covered by such Warrant.

Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States $_______; or

[ ] the cancellation of ________ Warrant Shares as is necessary, in accordance with the formula set forth in section 1, to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in section 1.

Please issue a certificate or certificates for such shares of Common Stock in the name of and pay any cash for any fractional share to:

Name:

Signature:
Address:

Note:	The above signature should correspond exactly with the name on the face of the within Warrant, if applicable.

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee	Address	No of Shares

, and hereby irrevocably constitutes and appoints ___________________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.z

Dated:     ________ __, 20__

In the presence of:

Name:

Signature:
Title of Signing Officer or Agent (if any):

Address:

	Note:	The above signature should correspond exactly with the name on the face of the within Warrant, if applicable.

Exhibit B

Secured Promissory Note

NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

$8,400,000	Original Issue Date:_____________, 2016
Date of Note:_____________, 201__

LIQUIDMETAL TECHNOLOGIES, INC.

Secured Convertible Promissory Note

This Secured Convertible Promissory Note (the “Note”) is issued by LIQUIDMETAL TECHNOLOGIES, INC., a Delaware corporation (the “Obligor”), to ______________________________, a ______________ (the “Holder”), pursuant to that certain Securities Purchase Agreement (the “Agreement”) dated as of ____________, 2016 and the Put Right as defined therein.

FOR VALUE RECEIVED, the Obligor hereby promises to pay to the Holder or its successors and assigns the principal sum of EIGHT MILLION FOUR HUNDRED THOUSAND Dollars ($8,400,000.00) together with accrued but unpaid interest eighteen (18) months after the date hereof (the “Maturity Date”), in accordance with the following terms:

Interest. Interest shall accrue on the outstanding principal balance hereof at an annual rate equal to three percent (3%). Interest shall be calculated on the basis of a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law. Interest hereunder will be paid to the Holder or its assignee (as defined in Section 4) in whose name this Note is registered on the records of the Obligor regarding registration and transfers of Notes (the “Note Register”).

Right of Redemption. The Obligor at its option shall have the right to redeem a portion or all amounts outstanding under this Note at any time prior to the Maturity Date without penalty or premium.

Security Agreement. This Note is secured by the Security Agreement (the “Security Agreement”) between the Obligor and the Holder.

This Note is subject to the following additional provisions:

Section 1. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.

Section 2. Events of Default.

(a) An “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i) Any default in the payment of the principal of, interest on or other charges in respect of this Note, free of any claim of subordination, as and when the same shall become due and payable (whether on the Maturity Date or by acceleration pursuant hereto), and, in the case of interest payments, such default continues for a period of at least five (5) Business Days;

(ii) The Obligor shall fail to observe or perform any other material covenant, agreement or warranty contained in, or otherwise commit any material breach or default of any provision of this Note (except as may be covered by Section 2(a)(i) hereof), the Agreement, or any Transaction Document (as defined in Section 4), which is not cured with in the time prescribed (or, if no time is prescribed, then is not cured within ten (10) Business Days of Obligor’s receipt of written notice of breach);

(iii) The Obligor or any material subsidiary of the Obligor shall commence any bankruptcy, insolvency, or other proceeding under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Obligor or any material subsidiary of the Obligor commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Obligor or any material subsidiary of the Obligor or there is commenced against the Obligor or any material subsidiary of the Obligor any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 61 days; or the Obligor or any material subsidiary of the Obligor is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Obligor or any material subsidiary of the Obligor suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Obligor or any material subsidiary of the Obligor makes a general assignment for the benefit of creditors; or the Obligor or any material subsidiary of the Obligor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Obligor or any material subsidiary of the Obligor shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Obligor or any material subsidiary of the Obligor shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Obligor or any subsidiary of the Obligor for the purpose of effecting any of the foregoing;

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(iv) The Obligor or any subsidiary of the Obligor shall default in any of its obligations under any other note or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Obligor or any subsidiary of the Obligor in an amount exceeding $500,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable; and

(v) The Common Stock shall cease to be quoted for trading or listed for trading on any of (a) New York Stock Exchange, (b) the Nasdaq National Market, (c) the Nasdaq Capital Market, or (d) OTCQB platform of the OTC Markets (“OTC”) (each, a “Primary Market”) and shall not again be quoted or listed for trading on any Primary Market within five (5) Trading Days of such delisting.

(b) During the time that any portion of this Note is outstanding, if any Event of Default has occurred and is continuing, the full principal amount of this Note, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election, immediately due and payable in cash. In addition to any other remedies, the Holder shall have the right (but not the obligation) to convert this Note at any time (x) after and during the continuation of an Event of Default or (y) after the Maturity Date, in either case at the Conversion Price then in-effect. The Holder need not provide and the Obligor hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. Upon an Event of Default, notwithstanding any other provision of this Note or any Transaction Document, the Holder shall have no obligation to comply with or adhere to any limitations, if any, on the conversion of this Note or the sale of the Underlying Shares (except for limitations imposed by securities laws or other applicable laws).

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Section 3. Conversion.

(a)  (i) Conversion at Option of Holder.

(1) This Note shall be convertible into shares of Common Stock at the option of the Holder, in whole or in part at any time and from time to time, after the Original Issue Date (as defined in Section 4) (subject to the limitations on conversion set forth in Section 3(a)(ii) hereof). The number of shares of Common Stock issuable upon a conversion hereunder equals the quotient obtained by dividing (x) the outstanding amount of this Note to be converted by (y) the Conversion Price (as defined in Section 3(c)(i)). The Obligor shall deliver Common Stock certificates to the Holder prior to the Third (3rd) Trading Day after a Conversion Date.

(2) Notwithstanding anything to the contrary contained herein, if on any Conversion Date: (1) the number of shares of Common Stock at the time authorized, unissued and unreserved for all purposes, or held as treasury stock, is insufficient to pay principal and interest hereunder in shares of Common Stock; (2) the Common Stock is not listed or quoted for trading on the OTC or on a Primary Market; or (3) the Obligor has failed to timely satisfy its conversion, then, at the option of the Holder, the Obligor, in lieu of delivering shares of Common Stock pursuant to Section 3(a)(1), shall deliver, within three (3) Trading Days of each applicable Conversion Date, an amount in cash equal to the product of the outstanding principal amount to be converted plus any interest due therein.

Further, if the Obligor shall not have delivered any cash due in respect of conversion of this Note or as payment of interest thereon by the fifth (5th) Trading Day after the Conversion Date, the Holder may, by notice to the Obligor, require the Obligor to issue shares of Common Stock pursuant to Section 3(c), except that for such purpose the Conversion Price applicable thereto shall be the lesser of the Conversion Price on the Conversion Date and the Conversion Price on the date of such Holder demand. Any such shares will be subject to the provisions of this Section.

(3) The Holder shall effect conversions by delivering to the Obligor a completed notice in the form attached hereto as Exhibit A (a “Conversion Notice”). The date on which a Conversion Notice is delivered is the “Conversion Date.” Unless the Holder is converting the entire principal amount outstanding under this Note, the Holder is not required to physically surrender this Note to the Obligor in order to effect conversions. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note plus all accrued and unpaid interest thereon in an amount equal to the applicable conversion. The Holder and the Obligor shall maintain records showing the principal amount converted and the date of such conversions. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error.

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 (ii) Certain Conversion Restrictions.

(A) The Company shall not effect any conversions of this Note and the Holder shall not have the right to convert any portion of this Note or receive shares of Common Stock as payment of interest hereunder to the extent that after giving effect to such conversion or receipt of such interest payment, the Holder, together with any affiliate thereof, would beneficially own (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion or receipt of shares as payment of interest. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 4.99% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of this Note is convertible shall be the responsibility and obligation of the Holder. If the Holder has delivered a Conversion Notice for a principal amount of this Note that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date in accordance with the periods described in Section 4(a)(i) and, any principal amount tendered for conversion in excess of the permitted amount hereunder shall remain outstanding under this Note. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 65 days prior notice to the Company. Other Holders shall be unaffected by any such waiver. For purposes this Note, the term “affiliate” shall have the meaning ascribed thereto in Rule 144 promulgated under the Securities Act.

(b) (i) Nothing herein shall limit a Holder's right to pursue actual damages or declare an Event of Default pursuant to Section 2 herein for the Obligor's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein, and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief, in each case without the need to post a bond or provide other security. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

(ii) In addition to any other rights available to the Holder, if the Obligor fails to deliver to the Holder such certificate or certificates pursuant to Section 3(a) 1) by the fifth (5th) Trading Day after the Conversion Date, and if after such fifth (5th) Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a “Buy-In”), then the Obligor shall (A) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder, if any) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder anticipated receiving from the conversion at issue multiplied by (2) the market price of the Common Stock at the time of the sale giving rise to such purchase obligation and (B) at the option of the Holder, either reissue a Note in the principal amount equal to the principal amount of the attempted conversion or deliver to the Holder the number of shares of Common Stock that would have been issued had the Obligor timely complied with its delivery requirements under Section 3(a) (1). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Notes with respect to which the market price of the Underlying Shares on the date of conversion was a total of $10,000 under clause (A) of the immediately preceding sentence, the Obligor shall be required to pay the Holder $1,000. The Holder shall provide the Obligor written notice indicating the amounts payable to the Holder in respect of the Buy-In.

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(c) (i) The initial conversion price of this Note shall be a price per share of Common Stock equal to $0.08, subject to adjustment as set forth herein (the “Conversion Price”).

(ii) If the Obligor, at any time while this Note is outstanding, shall (a) pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of the Common Stock any shares of capital stock of the Obligor, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(iii) If the Obligor at any time while this Note is outstanding, shall issue shares of Common Stock or rights, warrants, options or other securities or debt that are convertible into or exchangeable for shares of Common Stock (but excluding the issuance of any Excluded Securities) (“Common Stock Equivalents”) entitling any Person to acquire shares of Common Stock, at a price per share less than the Conversion Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at a price per share which is less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price), then the Conversion Price shall be adjusted to mirror the conversion, exchange or purchase price for such Common Stock or Common Stock Equivalents (including any reset provisions thereof) at issue. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Obligor shall notify the Holder in writing, no later than one (1) Business Day following the issuance of any Common Stock or Common Stock Equivalent subject to this Section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms. Excluded Securities" means any shares of Common Stock issued or issuable: (i) in connection with any stock option plan, equity compensation plan, or the like approved by the Board of Directors of the Obligor; (ii) upon conversion or exercise of any Common Stock Equivalents which are outstanding immediately preceding the Original Issue Date; (iii) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Obligor, and (iv) securities issued in the form of options to commercial lenders as a part of a credit or loan transaction.

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(iv) If the Obligor, at any time while this Note is outstanding, shall distribute to all holders of Common Stock (and not to the Holder) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price at which this Note shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Closing Bid Price determined as of the record date mentioned above, and of which the numerator shall be such Closing Bid Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(v) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holder shall have the right thereafter to, at its option, (A) convert the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Note into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following such reclassification or share exchange, and the Holder of this Note shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Obligor into which the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Note could have been converted immediately prior to such reclassification or share exchange would have been entitled, or (B) require the Obligor to prepay the outstanding principal amount of this Note, plus all interest and other amounts due and payable thereon. The entire prepayment price shall be paid in cash. This provision shall similarly apply to successive reclassifications or share exchanges.

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(vi) The Obligor shall maintain a share reserve of not less than one hundred percent (100%) of the shares of Common Stock issuable upon conversion of this Note; and within three (3) Business Days following the receipt by the Obligor of a Holder's notice that such minimum number of Underlying Shares is not so reserved, the Obligor shall promptly reserve a sufficient number of shares of Common Stock to comply with such requirement.

(vii) All calculations of the Conversion Price as a result of adjustments under this Section 3 shall be rounded to the nearest $0.001.

(viii) Whenever the Conversion Price is adjusted pursuant to Section 3 hereof, the Obligor shall promptly mail to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(ix) In case of any (1) merger or consolidation of the Obligor with or into another Person that is not an affiliate of the Obligor, or (2) sale by the Obligor of all or substantially all of the assets of the Obligor in one or a series of related transactions, this Note shall become immediately due and payable.

(x) In the event Obligor’s Common Stock trades at or above a closing price of $0.15 per share (as adjusted for stock splits, reverse stock splits, and the like occurring after the Original Issue Date), and the daily volume is in excess of $100,000 for 30 consecutive Trading Days, the principal amount of the Note, plus accrued interest, shall automatically convert into shares of the Company’s Common Stock at the then-applicable Conversion Price.

(d) The Obligor covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Note and payment of interest on this Note, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, not less than such number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Sections 2(b) and 3(c)) upon the conversion of the outstanding principal amount of this Note and payment of interest hereunder at the then-applicable Conversion Price. The Obligor covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable.

(e) Upon a conversion hereunder the Obligor shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Closing Bid Price at such time. If the Obligor elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

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(f) The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Holder thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Obligor shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Note so converted and the Obligor shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Obligor the amount of such tax or shall have established to the satisfaction of the Obligor that such tax has been paid.

(g) Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) trading day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:	Liquidmetal Technologies, Inc.
30452 Esperanza
Rancho Santa Margarita, CA 9268
Attention:
Telephone: (949) 635-2100
Facsimile:

With a copy to:

If to the Holder, to the address set forth in the Purchase Agreement or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (iii) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

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Section 4. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions are authorized or required by law or other government action to close.

“Common Stock” means the common stock, no par value, of the Obligor and stock of any other class into which such shares may hereafter be changed or reclassified.

“Conversion Date” shall mean the date upon which the Holder gives the Obligor notice of their intention to effectuate a conversion of this Note into shares of the Company’s Common Stock as outlined herein.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Original Issue Date” shall mean the date of the first issuance of this Note regardless of the number of transfers and regardless of the number of instruments, which may be issued to evidence such Note.

“Closing Bid Price” means the price per share in the last reported trade of the Common Stock on the Primary Market or on the exchange which the Common Stock is then listed as quoted by Bloomberg, LP.

“Person” means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

“Trading Day” means a day on which the shares of Common Stock are quoted on the Primary Market or the market on which the shares of Common Stock are then quoted or listed; provided, that in the event that the shares of Common Stock are not listed or quoted, then Trading Day shall mean a Business Day.

“Transaction Documents” means the Securities Purchase Agreement dated _______, 2016 between the Obligor, this Note, and the Security Agreement.

“Underlying Shares” means the shares of Common Stock issuable upon conversion of this Note or as payment of interest in accordance with the terms hereof.

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Section 5. Except as expressly provided herein, no provision of this Note shall alter or impair the obligations of the Obligor, which are absolute and unconditional, to pay the principal of, interest and other charges (if any) on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct obligation of the Obligor. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein. As long as this Note is outstanding, the Obligor shall not and shall cause their subsidiaries not to, without the consent of the Holder, (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder; (ii) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock or other equity securities other than as to the Underlying Shares to the extent permitted or required under the Transaction Documents; or (iii) enter into any agreement with respect to any of the foregoing.

Section 6. This Note shall not entitle the Holder to any of the rights of a stockholder of the Obligor, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Obligor, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

Section 7. If this Note is mutilated, lost, stolen or destroyed, the Obligor shall execute and deliver, in exchange and substitution for and upon cancellation of the mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Obligor.

Section 8. No indebtedness of the Obligor is senior to this Note in right of payment, whether with respect to interest, damages or upon liquidation or dissolution or otherwise. Without the Holder’s consent, the Obligor will not and will not permit any of their subsidiaries to, directly or indirectly, enter into, create, incur, assume or suffer to exist any indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits there from that is senior in any respect to the obligations of the Obligor under this Note.

Section 9. This Note shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflicts of laws thereof. Each of the parties consents to the jurisdiction of the Courts of the State of California sitting in Orange County, California and the U.S. District Court sitting in Santa Ana, California in connection with any dispute arising under this Note and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

Section 10. If the Obligor fails to strictly comply with the terms of this Note, then the Obligor shall reimburse the Holder promptly for all out-of-pocket fees, costs and expenses, including, without limitation, attorneys’ fees and expenses incurred by the Holder in any action in connection with this Note, including, without limitation, those incurred: (i) during any workout, attempted workout, and/or in connection with the rendering of legal advice as to the Holder’s rights, remedies and obligations, (ii) collecting any sums which become due to the Holder, (iii) defending or prosecuting any proceeding or any counterclaim to any proceeding or appeal; or (iv) the protection, preservation or enforcement of any rights or remedies of the Holder.

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Section 11. Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

Section 12. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Obligor covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Obligor from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Obligor (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

Section 13. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

Section 14. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES’ ACCEPTANCE OF THIS AGREEMENT.

12

      IN WITNESS WHEREOF, the Obligor has caused this Secured Convertible Promissory Note to be duly executed by a duly authorized officer as of the date set forth above.

LIQUIDMETAL TECHNOLOGIES, INC.

By:
Name:
Title:

13

EXHIBIT “A”

CONVERSION NOTICE

(To be executed by the Holder in order to Convert the Note)

TO:

The undersigned hereby irrevocably elects to convert $__________________ of the principal amount of the attached Note plus $______ in accrued and unpaid interest into Shares of Common Stock of LIQUIDMETAL TECHNOLOGIES, INC., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:
Amount to be converted:	$
Conversion Price:	$
Number of shares of Common Stock to be issued:
Amount of Note Unconverted:	$

Please issue the shares of Common Stock in the following name and to the following address:
Issue to:

Authorized Signature:
Name:
Title:

14

Exhibit C

Security Agreement

SECURITY AGREEMENT

SECURITY AGREEMENT (this “Agreement”), by and among Liquidmetal Technologies, Inc., a Delaware corporation (the “Company”), and the secured party signatory hereto and its respective permitted endorsees, transferees and assigns (the “Secured Party”).

W I T N E S S E T H:

WHEREAS, pursuant to a Securities Purchase Agreement dated March 10, 2016, between the Company and the Secured Party (the “Purchase Agreement”), the Company has agreed to issue to the Secured Party upon the Secured Party exercising its Put Option (as defined in the Purchase Agreement) and the Secured Party has agreed to acquire from the Company, upon such occurrence, a 3% Secured Convertible Promissory Note (the “Note”), which is convertible into shares of Company’s Common Stock, par value $.001 per share (the “Common Stock”); and

WHEREAS, in order to induce the Secured Party to enter the Purchase Agreement, Company has agreed to execute and deliver to the Secured Party this Agreement upon exercise of the Put Option, for the benefit of the Secured Party, and to grant to it a security interest in certain property of Company to secure the prompt payment, performance and discharge in full of all of Company’s obligations under the Note; and

WHEREAS, in light of the foregoing, the Company expects to derive substantial benefit from the Purchase Agreement and sale of the Note and the transactions contemplated thereby and, in furtherance thereof, has agreed to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.     Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as “general intangibles” and “proceeds”) shall have the respective meanings given such terms in Article 9 of the UCC.

(a)     “Collateral” means the following, whether presently owned or existing or hereafter acquired or coming into existence, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith; provided, however, in no event shall the term “Collateral” include the Excluded Assets (as defined below):

(i)     All Goods of the Company, including, without limitations, all machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with the Company’s businesses and all improvements thereto (collectively, the “Equipment”); and

(ii)     All Inventory of the Company; and

(iii)     All of the Company’s contract rights and general intangibles, including, without limitation, all partnership interests, stock or other securities, including all securities of each subsidiary of the Company, licenses, distribution and other agreements, computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, licenses, deposit accounts, and income tax refunds (collectively, the “General Intangibles”); and

(iv)     All Receivables of the Company including all insurance proceeds, and rights to refunds or indemnification whatsoever owing, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each Receivable, including any right of stoppage in transit; and

(v)     All of the Company’s documents, instruments and chattel paper, files, records, books of account, business papers, computer programs and the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(iv) above.

(b)     [NTD: Subsidiaries should not be pulled into this agreement through the inclusion of “subsidiary” in this defined term.] “Excluded Assets” means (a) Intellectual Property and/or Intellectual Property Rights of the Company and/or its subsidiaries, and (b) the Company’s equity interest and other rights and interests in and with respect to Crucible Intellectual Property, LLC, a Delaware limited liability company.

(c)     “Intellectual Property” means and includes, but is not limited to, all algorithms, alloys, application program interfaces, compositions, customer lists, databases, schemata, equipment design, design documents and analyses, diagrams, documentation, drawings, formulae, discoveries and inventions (whether or not patentable), know-how, literary works, copyrightable works, works of authorship, manufactur-ing processes, mask works, logos, marks (including names, logos, slogans, and trade dress), methods, methodologies, architectures, processes, program listings, programming tools, proprietary information, protocols, schematics, specifications, software, software code (in any form including source code and executable or object code), subroutines, user interfaces, techniques, uniform resource locators, web sites, and all other forms and types of technology (whether or not embodied in any tangible form and including all tangible embodiments of the foregoing such as compilations of information, instruction manuals, notebooks, prototypes, reports, samples, studies, and summaries).

(d)     Intellectual Property Rights” means and includes, but is not limited to, all past, present, and future rights of the following types, which may exist or be created under the laws of any jurisdiction in the world: (a) rights associated with works of authorship, including exclusive exploitation rights, copyrights, moral rights, and mask works; (b) trademark and trade name rights and similar rights; (c) trade dress rights; (d) trade secret rights; (e) patents and industrial property rights; (f) other proprietary rights in Intellectual Property of every kind and nature; and (g) all registrations, renewals, extensions, combinations, divisions, continuations, continuations in part, reexamination certificates, or reissues of, and applications for, any of the rights referred to in clauses (a) through (f) above.

(e)     “Obligations” means all of the Company’s obligations under this Agreement and the Note, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later decreased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

(f)     “Permitted Lien” means (a) liens for taxes, assessments or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings; (b) liens arising in the ordinary course of business (such as (i) liens of carriers, warehousemen, mechanics and materialmen and other similar liens imposed by law, and (ii) liens in the form of deposits or pledges incurred in connection with worker’s compensation, unemployment compensation and other types of social security (excluding liens arising under the Pension Benefit Guaranty Corporation created by the Employee Retirement Income Security Act of 1974, P.L. 93-406, as amended) or in connection with surety bonds, bids, performance bonds and similar obligations) for sums not overdue or being contested in good faith by appropriate proceedings and not involving any advances or borrowed money or the deferred purchase price of property or services, which do not in the aggregate materially detract from the value of the property or assets of Company or materially impair the use thereof in the operation of Company’s business; (c) liens arising in connection with obligations under any lease of property (real, personal or mixed) which, in accordance with GAAP, should be capitalized on the lessee’s balance sheet or for which the amount of the asset and liability thereunder as if so capitalized should be disclosed in a note to such balance sheet (and attaching only to the property being leased) and purchase money financing; and (d) liens granted to the Secured Party hereunder.

(g)     “UCC” means the Uniform Commercial Code, as currently in effect in the State of California.

2.     Grant of Security Interest. As an inducement for the Secured Party to purchase the Note and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, the Company hereby, unconditionally and irrevocably, pledges, grants and hypothecates to the Secured Party, a continuing security interest in, and a continuing lien upon, , all of the Company’s right, title and interest of whatsoever kind and nature in and to the Collateral (the “Security Interest”).

3.     Representations, Warranties, Covenants and Agreements of the Company. The Company represents and warrants to, and covenants and agrees with, the Secured Party as follows:

(a)     The Company has the requisite corporate power and authority to enter into this Agreement and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Company of this Agreement and the filings contemplated herein have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. This Agreement constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally.

(b)     The Company represents and warrants that it has no place of business or offices where its respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule A attached hereto;

(c)     The Company shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on Schedule A attached hereto and may not relocate such books of account and records or tangible Collateral unless it delivers to the Secured Party (i) prompt written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Secured Party valid, perfected and continuing first priority liens in the Collateral, subject only to Permitted Liens.

(d)     This Agreement creates in favor of the Secured Party a valid security interest in the Collateral securing the payment and performance of the Obligations and, upon making the filings described in the immediately following sentence, a perfected first priority security interest in such Collateral, subject only to Permitted Liens. Except for the filing of financing statements on Form-1 under the UCC with the jurisdictions indicated on Schedule B, attached hereto, and any authorization, approval, filing, or notice which has been obtained or made and is in full force and effect, no authorization or approval of or filing with or notice to any governmental authority or regulatory body is required either (i) for the grant by the Company of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Agreement by the Company or (ii) for the perfection of or exercise by the Secured Party of its rights and remedies hereunder.

(e)     The execution, delivery and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any material agreement to which the Company is a party or by which the Company is bound. No consent (including, without limitation, from stock holders or creditors of the Company) is required for the Company to enter into and perform its obligations hereunder other than any consent which has been obtained and is in full force and effect.

(f)     The Company shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected first priority liens, subject to Permitted Liens, and security interests in the Collateral in favor of the Secured Party until this Agreement and the Security Interest hereunder shall terminate pursuant to Section 11. The Company hereby agrees to defend the same against any and all persons. The Company shall safeguard and protect all Collateral for the account of the Secured Party. At the request of the Secured Party, the Company will sign and deliver to the Secured Party at any time or from time to time one or more financing statements pursuant to the UCC (or any other applicable statute) in form reasonably satisfactory to the Secured Party and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Party to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Company shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and the Company shall obtain and furnish to the Secured Party from time to time, promptly upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

(g)     The Company will not transfer, pledge, hypothecate, encumber, license (except for non-exclusive licenses granted by the Company in the ordinary course of business), sell or otherwise dispose of any of the Collateral without the prior written consent of the Secured Party.

(h)     The Company shall keep and preserve its Equipment, Inventory and other tangible Collateral in good condition, repair and order, ordinary wear and tear excepted, except for Equipment, Inventory or other tangible Collateral no longer used or useful in the conduct of Company’s business and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

(i)     The Company shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Party promptly, in sufficient detail, of any material change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Party’s security interest therein.

(j)     The Company shall promptly execute and deliver to the Secured Party such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Secured Party may from time to time request and may in its reasonable discretion deem necessary to perfect, protect or enforce its security interest in the Collateral.

(k)     The Company shall permit the Secured Party and its representatives and agents to inspect the Collateral, and to make copies of records pertaining to the Collateral as may be reasonably requested by the Secured Party, in each case not more than once per fiscal year of the Company if no Event of Default has occurred that is continuing.

(l)     The Company will take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

(m)     The Company shall promptly notify the Secured Party in sufficient detail promptly upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Company that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Party hereunder.

(n)     All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of the Company with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

(o)     Schedule A attached hereto contains a list of all of the subsidiaries of Company.

4.     Defaults. The following events shall be “Events of Default”:

(a)     The occurrence of an Event of Default (as defined in the Note) under the Note;

(b)     Any representation or warranty of the Company in this Agreement shall prove to have been incorrect in any material respect when made; and

(c)     The failure by the Company to observe or perform any of its obligations hereunder for ten (10) days after receipt by the Company of notice of such failure from the Secured Party.

5.     Duty To Hold In Trust. Upon the occurrence and during the continuance of an Event of Default, the Company shall, upon receipt by it of any revenue, income or other sums subject to the Security Interest, whether payable pursuant to the Note or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Party and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Party for application to the satisfaction of the Obligations.

6.     Rights and Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, the Secured Party shall have the right to exercise all of the remedies conferred hereunder and under the Note, and the Secured Party shall have all the rights and remedies of a secured party under the UCC and/or any other applicable law (including the Uniform Commercial Code of any jurisdiction in which any Collateral is then located). Without limitation, the Secured Party shall have the following rights and powers:

(a)     The Secured Party shall have the right to take possession of the Collateral and, for that purpose, enter, subject to any restrictions set forth in the UCC or other applicable law, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Company shall assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at the Company’s premises or elsewhere, and make available to the Secured Party, all of the Company’s premises and facilities at which the Collateral is located for the purpose of the Secured Party taking possession of, removing or putting the Collateral in saleable or disposable form.

(b)     The Secured Party shall have the right to operate the business of the Company using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon commercially reasonable terms and conditions

7.     Applications of Proceeds. The proceeds of any such sale, lease or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys’ fees and expenses incurred by the Secured Party in enforcing its rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Secured Party shall promptly pay to the Company any surplus proceeds.

8.     Costs and Expenses.     The Company agrees to pay all out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Party. The Company will also, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Party under the Note.

9.     Responsibility for Collateral. The Company assumes all liabilities and responsibility in connection with all Collateral, other than Collateral in the possession of Secured Party, and the obligations of the Company hereunder or under the Note shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.

10.     Security Interest Absolute. All rights of the Secured Party and all Obligations of the Company hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Note or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Note or any other agreement entered into in connection with the foregoing; (c)  any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by the Secured Party to obtain, adjust, settle and cancel in its reasonable discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Company, or a discharge of all or any part of the Security Interest granted hereby, other than payment in full of the Obligations. Until the Obligations shall have been paid and performed in full, the rights of the Secured Party shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. The Company expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Party hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Party, then, in any such event, the Company’s obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. The Company waives all right to require the Secured Party to proceed against any other person or to apply any Collateral which the Secured Party may hold at any time, or to marshal assets, or to pursue any other remedy.

11.     Term of Agreement. This Agreement and the Security Interest shall terminate on the date on which all payments under the Note have been made in full. Upon such termination, the Secured Party, at the request and at the expense of the Company, will join in executing any releases with respect to the Security Interest granted hereunder, and any termination statement with respect to any financing statement executed and filed pursuant to this Agreement.

12.     Power of Attorney; Further Assurances.

(a)     The Company authorizes the Secured Party, and does hereby make, constitute and appoint it, and its respective officers, agents, successors or permitted assigns with full power of substitution, as the Company’s true and lawful attorney-in-fact, with power, in its own name or in the name of the Company, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party; (ii)  sign and endorse any UCC financing statement or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii)  pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv)  demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (v) generally, to do, at the option of the Secured Party, and at the Company’s expense after the occurrence and during the continuance of an Event of Default all acts and things which the Secured Party reasonably deems necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Agreement, the Note, all as fully and effectually as the Company might or could do; and the Company hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

(b)     On a continuing basis, the Company will make, execute, acknowledge, deliver, file and record, as the case may be, in the proper filing and recording places in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule B, attached hereto, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Party, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Party the grant or perfection of a security interest in all the Collateral.

(c)     The Company hereby irrevocably appoints the Secured Party as the Company’s attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company, from time to time in the Secured Party’s discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the Company where permitted by law.

13.     Notices. All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by facsimile, upon receipt of proof of sending thereof, (iii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the following addresses:

If to the Company, to:	Liquidmetal Technologies, Inc.
30452 Esperanza
Rancho Santa Margarita, CA 9268
Attention:
Telephone: (949) 635-2100
Facsimile:

With a copy to:

If to the Secured Party, then the address set forth in the Purchase Agreement.

14.     Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Party shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Party’s rights and remedies hereunder.

15.     Miscellaneous.

(a)     No course of dealing between the Company and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b)     All of the rights and remedies of the Secured Party with respect to the Collateral, whether established hereby or by the Note or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c)     This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

(d)     In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

(e)     No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

(f)     This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and permitted assigns.

(g)     Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h)     This Agreement shall be construed in accordance with the laws of the State of California, except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Collateral which are governed by a jurisdiction other than the State of California in which case such law shall govern. Each of the parties hereto irrevocably submit to the exclusive jurisdiction of any California State or United States Federal court sitting in Orange County, California over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such California State or Federal court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The parties hereto further waive any objection to venue in the State of California and any objection to an action or proceeding in the State of California on the basis of forum non conveniens.

(i)     EACH PARTY HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY HAS KNOWINGLY AND VOLUNTARILY WAIVES ITS RIGHTS TO A JURY TRIAL FOLLOWING SUCH CONSULTATION. THIS WAIVER IS IRREVOCABLE, MEANING THAT, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS AND SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF A LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(j)     This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this to be duly executed on the day and year first above written.

COMPANY

LIQUIDMETAL TECHNOLOGIES INC.

By:
Name:
Title:

SECURED PARTY:

LIQUIDMETAL TECHNOLOGY LIMITED

By:
Name:
Title:

Schedule A

Schedule B

Exhibit D

Securities Legal Opinion

ATTORNEYS AT LAW 100 North Tampa Street, Suite 2700 Tampa, FL 33602-5810 P.O. Box 3391 Tampa, FL 33601-3391 813.229.2300 TEL 813.221.4210 FAX www.foley.com CLIENT/MATTER NUMBER 078489-0137

March 10, 2016

Liquidmetal Technology Limited
Room 906, Tai Tung Building, 8 Fleming Road
Wanchai, Hong Kong

Re:	Liquidmetal Technologies, Inc.

Ladies and Gentlemen:

We have acted as counsel to Liquidmetal Technologies, Inc., a Delaware corporation (the “Company”), in connection with the Securities Purchase Agreement, dated as of March 10, 2016, between you and the Company (the “Agreement”) and the transactions contemplated therein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Agreement. This opinion letter is being delivered to you pursuant to Section 6(a)(vii) of the Agreement.

In rendering the opinions expressed below, we have examined the following documents: (i) the Agreement, the Put Note that is in the form attached as an exhibit to the Agreement and the Put Security Agreement that is in the form attached as an exhibit to the Agreement (collectively, the “Transaction Agreements”), (ii) the Company’s Certificate of Incorporation, as in effect on the date hereof (the “Certificate of Incorporation”), (iii) the Company’s Bylaws, as in effect on the date hereof (the “Bylaws”), (iv) a certificate of good standing with respect to the Company, issued by the Delaware Secretary of State on March 7, 2016 (the “Certificate of Status”), which we assume remains accurate through the date of this letter, (v) a certificate of good standing with respect to Liquidmetal Golf, a California corporation (the “California Sub”), issued by the California Secretary of State on March 7, 2016 (the “California Sub Certificate of Status”), which we assume remains accurate through the date of this letter, (vi) a certificate of good standing with respect to Crucible Intellectual Property, LLC, a Delaware limited liability company (the “Delaware Sub”, and with the California Sub, each a “Subsidiary” and collectively, the “Subsidiaries”), issued by the Delaware Secretary of State on March 7, 2016 (the “Delaware Sub Certificate of Status”, and with the California Sub Certificate of Status, the “Subsidiary Certificates of Status”), which we assume remains accurate through the date of this letter, and (vii) the resolutions of the Board of Directors of the Company, adopted at a meeting held on March 4, 2016, as supplemented by a unanimous written consent action of the Board of Directors of the Company, dated effective as of March 8, 2016, authorizing and approving the transactions contemplated by the Agreement and the execution and delivery of the Transaction Agreements.

We have also considered such matters of law and of fact, including the examination of originals or copies, certified or otherwise identified to our satisfaction, of such records and documents of the Company, certificates of officers, directors and representatives of the Company, certificates of public officials and such other documents as we have deemed appropriate as a basis for the opinions set forth below. We also have relied upon the representations in the Transaction Agreements. We have made no attempt to independently verify the factual statements and representations contained in certificates or in the Transaction Agreements. We specifically advise you that we have made no docket or other search of the records of any court, administrative tribunal or other similar person or body to determine the existence of pending litigation, nor have we performed or had performed any independent search of any other public records, searched the books or records of the Company or any other person, searched any internal files, court files, public records or other information or, except as expressly set forth in this opinion letter, collected, examined or reviewed any communications, instruments, agreements, documents, financial statements, tax filings, minutes, records or liens.

March 10, 2016

In rendering our opinion in paragraph 1 as to the incorporation and good standing of the Company under the laws of the State of Delaware, we have relied exclusively on the Certificate of Status, which we assume remains accurate as of the date of this letter.

In rendering our opinion in paragraph 1 as to the incorporation and good standing of the California Sub under the laws of the State of California and as to the organization and good standing of the Delaware Sub under the laws of the State of Delaware, we have relied exclusively on the Subsidiary Certificates of Status, which we assume remain accurate as of the date of this letter.

In connection with the opinions expressed in paragraphs 8 and 9 below, we have assumed that the offer and sale of the Securities is not integrated with any past or future securities offering of the Company. Our opinions in paragraphs 8 and 9 also assume that neither the Company nor any other party on behalf of the Company engaged in any general solicitation or general advertising, as described in Rule 502(c) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the offer, issuance and sale of the Securities. We have further assumed that none of the actions described in subparagraphs (i) through (viii) of Rule 506(d)(1) of Regulation D under the Securities Act has been taken as of the date hereof with respect to the Company or any of the covered persons with relationships to the Company described in the initial clause of Rule 506(d)(1).

The opinions set forth in this letter are limited solely to the Delaware General Corporation Law (the “DGCL”) and the federal laws of the United States of America, and we express no opinion as to the laws of any other jurisdiction, including state securities or “Blue Sky” laws, rules or regulations. In addition, we express no opinion relating to local laws, regulations or ordinances (including statutes, administrative decisions, and rules and regulations of county, municipal and political subdivisions), or any choice-of-law provisions in the Transaction Agreements.

In rendering the opinions set forth in this opinion letter, we have made the following assumptions, without independent verification, in addition to the other assumptions set forth in this letter:

a.     the legal capacity of each natural person and the legal existence of all parties other than the Company to the transactions referred to in the Transaction Agreements;

b.     the power and authority of each person other than the Company or person(s) acting on behalf of the Company to execute, deliver and perform each document executed and delivered and to do each other act done or to be done by such person;

March 10, 2016

c.     the authorization, execution, and delivery by each person other than the Company of each document executed and delivered or to be executed and delivered by such person;

d.     the legality, validity, binding effect and enforceability as to each person other than the Company or person(s) acting on behalf of the Company of each document executed and delivered or to be executed or delivered and of each other act done or to be done by such person;

e.     the transactions referred to in the Transaction Agreements have been consummated;

f.     the genuineness of all signatures and the completeness of each document submitted to us;

g.     the authenticity and completeness of all documents submitted to us as originals;

h.     the conformity to originals of all documents and instruments submitted to us as photostatic copies, and the authenticity and completeness of the originals of such latter documents;

i.     that there have been no undisclosed modifications of any documents reviewed by us in connection with the rendering of the opinion and no undisclosed prior waiver of any right or remedy contained in any of the documents;

j.     the truthfulness of each statement as to all factual matters contained in any document reviewed by us in connection with this opinion;

k.     the accuracy on the date of the opinion as well as on the date stated in all governmental certifications of each statement as to each factual matter contained in such governmental certifications;

l.     that the addressees have acted in good faith, without notice of adverse claims, and have complied with all laws applicable to them that affect the transactions referred to in the Transaction Agreements;

m.     that no action, discretionary or otherwise, will be taken by or on behalf of the Company in the future that might result in a violation of law;

n.      that with respect to the Transaction Agreements and to the transactions referred to therein, there has been no mutual mistake of material fact and there exists no fraud or duress; and

o.     the constitutionality and validity of all relevant laws, regulations and agency actions.

In addition, we have assumed, with your permission and without any independent investigation, inquiry or verification, that (i) the representations and warranties in the Transaction Agreements are true, accurate and complete in all respects at the date of this opinion letter; (ii) the Company’s Board of Directors has complied with all fiduciary duties applicable to their consideration and approval of the Transaction Agreements and the transactions contemplated by them; and (iii) the transactions contemplated by the Transaction Agreements are not transactions, nor are they part of a chain of transactions, that are part of a plan or scheme to evade the registration provisions of the Securities Act.

March 10, 2016

For purposes of this opinion, “to our knowledge” or “known to us” means the actual knowledge of those attorneys currently in our firm who have given substantive attention to the transactions contemplated by the Transaction Agreements, without independent investigation to determine the existence or absence of any facts or circumstances.

Based upon the foregoing and subject to the assumptions, limitations, qualifications and exceptions stated herein, we are of the opinion that as of the date hereof:

1.     The Company has been duly incorporated and is a corporation validly existing in good standing under the Laws of the State of Delaware, and has all corporate power and authority necessary to own its properties and to conduct its business as described in the SEC Documents. The California Subsidiary has been duly incorporated and is validly existing in good standing under the laws of the State of California, and the Delaware Subsidiary has been duly organized and is validly existing in good standing under the laws of the State of Delaware.

2.     Based solely on our review of the Certificate of Incorporation, the authorized capital stock of the Company consists of 10,000,000 shares of Preferred Stock, par value $0.001 per share, and 700,000,000 shares of Common Stock, par value $0.001 per share.

3.     The form of certificates used to evidence the Common Stock are in proper form and comply with all applicable requirements of the Certificate of Incorporation and Bylaws of the Company and General Corporation Law of the State of Delaware.

4.     The Company has the corporate power to execute and deliver, and perform its obligations under, the Transaction Agreements.

5.     The Company has taken all corporate action necessary to authorize its execution and delivery of, and its performance under, the Transaction Agreements (including the authorization, sale, issuance and delivery of the Securities pursuant to the Transaction Agreements).

6.     The execution and delivery of the Transaction Agreements, the performance by the Company of its obligations thereunder, the issuance and sale of the Securities: (a) will not result in a violation of the Certificate of Incorporation or Bylaws of the Company; and (b) will not violate the DGCL or any provision of United States federal law that, in our experience, is normally applicable to transactions of the type contemplated by the Transaction Agreements (without our having made any special investigation as to the applicability of any specific statute, law, rule, or regulation other than the DGCL).

7.     The Securities, when issued pursuant to and in accordance with the Agreement, will, upon such issuance and delivery, be validly issued, fully paid, and non-assessable.

8.      Assuming the accuracy of the representations and warranties of the Company and Investor set forth in the Agreement, no authorization, approval or other action by, and no notice to or filing with, any United States federal or state governmental authority or regulatory body is required for the due execution, delivery or performance by the Company of any Transaction Agreement, except (i) filings pursuant to Regulation D of the Securities Act, (ii) filings on Form 8-K pursuant to the Securities and Exchange Act of 1934, as amended, and (iii) any action necessary in order to qualify the Securities under applicable securities or “Blue Sky” laws of the states of the United States, and (iv) the filing of a Certificate of Amendment to the Certificate of Incorporation to increase the authorized shares of the Company’s Common Stock to 1,100,000,000 shares of Common Stock.

March 10, 2016

9.     Based in part upon the representations made by the Investor and the Company in the Agreement, the offer, sale and issuance of the Securities to the Investor on the Closing Date will be exempt from the registration requirements of the Securities Act of 1933, as amended.

10.     The Company is not, and after the consummation of the transactions contemplated by the Transaction Agreements shall not be, an Investment Company within the meaning of the Investment Company Act of 1940, as amended.

In addition to the foregoing opinions, based upon the foregoing and other than as set forth in the Agreement, the Schedules attached thereto or in the SEC Documents, we supplementally confirm the following:

I.      Litigation Confirmation. To our knowledge, there is no action, suit, proceeding or investigation pending or threatened against the Company that questions the validity of the Transaction Agreements or the right of the Company to enter into the Transaction Agreements. Please note that we have not conducted a docket search in any jurisdiction with respect to litigation that may be pending against the Company or any of its officers or directors, nor have we undertaken any further inquiry whatsoever other than to request the Opinion Certificate from the Company.

II.     Preemptive Rights Confirmation. To our knowledge, there are no presently outstanding preemptive rights or rights to purchase from the Company any of the Securities other than (i) such rights that have been waived, and (ii) the rights to purchase such Securities pursuant to the Agreement.

III.     Convertible Securities Confirmation. To our knowledge, except as otherwise set forth in the Schedules attached to the Agreement or in the SEC Documents, there are no presently outstanding warrants, options, agreements, convertible securities, or other commitments pursuant to which the Company is, or may become, obligated to issue any shares of its capital stock or other securities of the Company other than as set forth in or contemplated by the Agreement.

The opinions set forth in this letter above are further subject to and modified by the following exceptions:

a.     Each of our opinions represents our opinion as to how the issue addressed in such opinion would reasonably likely be resolved were it to be considered by the highest court of the jurisdiction upon whose law our opinion on that issue is based. The manner in which any particular issue would be treated in any actual court case would depend in part on facts and circumstances particular to the case, and this letter is not intended to guarantee the outcome of any legal dispute that may arise in the future.

b.     Any opinion expressed herein concerning a document is limited to the specific document referenced. No inference should be made that our opinion addresses other documents amended, modified, supplemented or referenced by, or attached to, the document which is the subject of our opinion. We have made no investigation of the accuracy or completeness of any schedule attached to any Transaction Agreements and express no opinion with respect thereto.

March 10, 2016

c.     This opinion letter is limited to the matters expressly set forth herein, and no opinion is to be implied or may be inferred beyond the matters expressly so stated. In particular, we have rendered no opinion herein with respect to any: (i) Federal Reserve Board margin regulations or any usury laws or regulations; (ii) pension and employee benefit laws and regulations; (iii) federal or state antitrust and unfair competition laws and regulations; (iv) federal or state laws or regulations concerning filing or notice requirements (e.g., Hart-Scott-Rodino and Exxon-Florio); (v) compliance with fiduciary duty requirements; (vi) federal or state environmental laws or regulations; (vii) except as provided in paragraph 8 and 9 above, federal or state securities laws or regulations; (viii) federal or state racketeering laws or regulations (e.g., RICO); (ix) federal or state health and safety laws or regulations (e.g., OSHA); (x) federal or state labor laws or regulations; (xi) federal or state laws, regulations and policies concerning national emergency, possible judicial deference to acts of sovereign states and criminal and civil forfeiture laws; or (xii) any federal, state, or local tax law or regulation.

d.     We express no opinion as to the effect or enforceability of any provision involving indemnification or contribution, the voting of the Company’s capital stock, consent to, or establishment of, jurisdiction and/or venue, choice of law or stipulations with respect thereto, reference of matters, consent to or waiver of service of process or establishment of a method therefor, waiver of the doctrine of forum non conveniens, any savings provision, waiver of the right to attack or appeal a judgment, the non-merger of debt into a judgment, the waiver of the right to consolidate actions, the irrevocable appointment of an agent for service of process, confession of judgment, the establishment or waiver of measures of damages or methods of proof or waiver of jury trial.

e.     None of the opinions in this letter covers or otherwise addresses provisions that (i) purport to limit rights of third parties who have not consented thereto or purport to grant rights to third parties, (ii) require arbitration, or (iii) prohibit or unreasonably restrict (w) competition, (x) the solicitation or acceptance of customers, business relationships or employees, (y) the use or disclosure of information, or (z) activities in restraint of trade.

f.     We further assume that the parties to the Transaction Agreements and their successors and assigns will (i) act in good faith and in a commercially reasonable manner in the exercise of any rights or enforcement of any remedies under the Transaction Agreements; (ii) not engage in any conduct in the exercise of such rights or enforcement of such remedies that would constitute other than fair dealing; and (iii) comply with all requirements of applicable procedural and substantive law in exercising any rights or enforcing any remedies under the Transaction Agreements.

g.     We express no opinion with respect to, and all our opinions are subject to, the effect of the compliance or noncompliance of each of you with any state or federal laws or regulations applicable to you because of your legal or regulatory status or the nature of your business or requiring you to qualify to conduct business in any jurisdiction.

h.     The Transaction Agreements have been negotiated among financially sophisticated parties that have been represented by counsel and that have voluntarily executed the same on an informed basis and in the absence of fraud or duress.

March 10, 2016

This opinion letter is provided to you for your exclusive use solely in connection with the Transaction Agreements and the transactions contemplated thereby and may not be relied upon by any person other than you or for any other purpose without our prior written consent. This opinion letter may not be used, quoted, referred to, copied, published, or relied upon by, or furnished to, any other person without our prior written consent. This opinion letter speaks only as of the date hereof and to its addressees and we have no responsibility or obligation to update this opinion letter, to consider its applicability or correctness to other than its addressees, or to take into account changes in law, facts or any other developments of which we may later become aware. This opinion letter is limited to the matters stated herein, and no opinion is implied or may be inferred beyond the matters expressly stated.

Sincerely,

Exhibit E

Intellectual Property Legal Opinion

Pillsbury Winthrop Shaw Pittman LLP

1650 Tysons Boulevard | McLean, VA 22102-4856 | tel 703.770.7900 | fax 703.770.7901

Raj S. Davé

Tel. 703.770.7782

raj.dave@pillsburylaw.com

March 8, 2016

Liquidmetal Technology Limited

Room 906, Tai Tung Building,

8 Fleming Road

Wanchai, Hong Kong

Re:	Intellectual Property Opinion

Ladies and Gentlemen:

We are writing in our capacity as outside U.S. intellectual property counsel to Liquidmetal Technologies, Inc. and its subsidiaries, Liquidmetal Golf, Crucible Intellectual Properties LLC Liquidmetal Korea Co., Ltd., Liquidmetal Technologies Korea, and Amorphous Technologies International (Asia) PTE LTD (collectively the “Company”). At its request we have been asked to provide an opinion on certain aspects of the Company’s intellectual property. We understand this request is made in connection with a certain securities purchase transaction; however, we have been provided with no further information and have not seen any underlying agreements or other documentation. Therefore, this opinion is very limited in scope as stated herein and based solely on a report of the results of the investigations specifically described. This opinion cannot and should not be deemed an endorsement or comment on any aspect of the Company or any potential agreement or investments. This letter speaks only as of the date hereof.  We have no responsibility or obligation to update this opinion letter or to take into account changes in law or facts or any other development of which we may later become aware. We further disclaim any obligation to advise you of facts, circumstances, events or developments which hereafter may be brought to our attention and which may alter, affect or modify the opinions expressed herein.

For purposes of this opinion, “Intellectual Property Rights” means only those assets as specifically listed and set forth on enclosed Schedule A.

We performed an online keyword search of all Federal courts in the U.S. for any litigation or proceedings with the Company’s name that involve patents, copyrights, trademarks, service marks, trade names, Internet domain names, technology, know-how (including trade secrets and other unpatented and/or unpatentable proprietary rights). No report of any such legal proceedings was found. A similar search of proceedings in state and inferior courts is unavailable, and thus no report is provided or opinion expressed as to whether there might be intellectual property litigation pending in any of those courts. We have also had performed a search of the records of the U.S. Patent and Trademark Office trademark, patent maintenance fee and assignment databases to determine the current ownership and status of the Intellectual Property Rights listed on Schedule A. We confirm to the best of our knowledge that the Intellectual Property Rights listed in Schedule A is complete as per the worldwide search for patents and trademarks undertaken by a searcher at the Law Firm Of Naren Thappeta in Bangalore, India. Also, we confirm to the best of our knowledge that the Intellectual Property Rights listed in Schedule A have not lapsed for failure to pay the maintenance fees and the Intellectual Property Rights listed in Schedule A are assigned and/or licensed to Liquidmetal Technologies Inc. or its subsidiaries.

LQMT IP Opinion

In addition to the foregoing, we inform you that we are not representing the Company in any pending or threatened action, suit or proceeding in any U.S. court or agency in which the pleadings request as relief that any of the Company’s Intellectual Property Rights be declared invalid, and based upon a reasonable investigation as previously described and to the best of our actual knowledge, (i) the Company has not been accused of and we have no actual knowledge that it may be presently infringing any valid claim of any issued U.S. patent by its present methods for commercializing the Company’s products, (ii) to the best of our actual knowledge there are no known infringements by others of any of the Intellectual Property Rights owned by the Company, and (iii) to the best of our actual knowledge, we are unaware of any pending legal or governmental proceedings in the United States relating to the Intellectual Property Rights (other than normal processing of any patent or trademark applications before applicable authorities).

We have no actual knowledge of any facts that would preclude the Company from having valid license rights or clear title to the Intellectual Property Rights. We also have no knowledge that the Company lacks or will be unable to obtain any rights or licenses to use all Intellectual Property Rights that are necessary to conduct its business.

Whenever a statement herein is qualified by “known to us,” “to our knowledge,” “we have no actual knowledge” or a similar phrase, such phrase indicates that in the course of our representation of the Company no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of the attorneys in this firm who are identified on this firm’s records on the date of this opinion as having rendered legal services to the Company as its U.S. intellectual property counsel.  We have not made any independent investigation to determine the accuracy of such statement, except as expressly described herein.  No inference as to our knowledge of any matters bearing on the accuracy of such statement should be drawn from the fact of our representation of the Company as to other matters in which such attorneys are not involved. In rendering our opinion, we have without independent verification, relied, with respect to factual matters, statements and conclusions, on certificates, notifications and statements of governmental officials as reflected in the public records indicated and upon statements, whether written or oral, by individuals identified or known to us as duly authorized and knowledgeable officers and representatives of the Company. We further note that, as outside U.S. intellectual property counsel to the Company, we do not represent it generally and there may be facts relating to the Company and its intellectual property of which we have no knowledge.

LQMT IP Opinion

Our opinion is further subject to and limited by the effect of (a) applicable bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, receivership, conservatorship, arrangement, moratorium and other similar laws affecting and relating to the rights of creditors generally; (b) general equitable principles; (c) requirements of reasonableness, good faith, fair dealing and materiality; and (d) Article 9 of the Uniform Commercial Code regarding restrictions on assignment or transfer of rights or the creation, attachment, perfection or enforcement of security interests.

We express no opinion as to the law of any jurisdiction other than the federal law of the United States of America, and in each case, only such law that a lawyer exercising customary professional diligence would reasonably be expected to recognize as being applicable to the Intellectual Property Rights, and excluding any law, statutes and ordinances, administrative decisions, or rules and regulations of any other country, or state, or of counties, towns, municipalities and special political subdivisions.

This letter is delivered by us as U.S. intellectual property counsel for the Company solely for your benefit in connection with the transaction referred to herein and may not be used, circulated, quoted or otherwise referred to or relied upon for any other purpose or by any other person or entity without our prior written consent, and we expressly disclaim any responsibility or obligation to consider the applicability or correctness of this letter to any person or entity other than its named addressee.

Very truly yours,

Dr. Raj S. Davé

Partner

Pillsbury Winthrop Shaw Pittman LLP

LQMT IP Opinion

Schedule A

Patent List – US only

Application Number	Patent Number	Filing Date	Publication Number	Publication Date	Title	Issue Date
8604452	5735975	21-Feb-96			Quinary metallic glass alloys	7-Apr-98
10545123	7520944	11-Feb-04			Method of making in-situ composites comprising amorphous alloys	21-Apr-09
12968250	8445161	14-Dec-10			Current collector plates of bulk-solidifying amorphous alloys	21-May-13
13870826	8927176	25-Apr-13			Current collector plates of bulk-solidifying amorphous alloys	6-Jan-15
13091443	RE44385	11-Feb-04			Method of making in-situ composites comprising amorphous alloys	23-Jul-13
13212410	RE44425	14-Apr-04			Continuous casting of bulk solidifying amorphous alloys	13-Aug-13
13183149	RE45353	17-Jul-03			Method of making dense composites of bulk-solidifying amorphous alloys and articles thereof	27-Jan-15

LQMT IP Opinion

Application Number	Patent Number	Filing Date	Publication Number	Publication Date	Title	Issue Date
13597909	RE45414	14-Apr-04			Continuous casting of bulk solidifying amorphous alloys	17-Mar-15
13303844	RE45658	20-Jan-04			Method of manufacturing amorphous metallic foam	25-Aug-15
11577052			20090114317	7-May-09	Metallic mirrors formed from amorphous alloys
12984440			20110162795	7-Jul-11	Amorphous alloy bonding
13408730			20120158151	21-Jun-12	Medical implants
12615097			20120186733	26-Jul-12	Amorphous alloys armor
13494804			20120247622	4-Oct-12	Amorphous alloy hooks and methods of making such hooks
13636032			20130052361	28-Feb-13	Iron-chromium-molybdenum-based thermal spray powder and method of making of the same
13704537			20130133787	30-May-13	Tin-containing amorphous alloy
13945176			20130299048	14-Nov-13	Au-base bulk solidifying amorphous alloys

LQMT IP Opinion

Application Number	Patent Number	Filing Date	Publication Number	Publication Date	Title	Issue Date
13532233			20130340897	26-Dec-13	High thermal stability bulk metallic glass in the zr-nb-cu-ni-al system
14174206			20140150933	5-Jun-14	Objects made of bulk-solidifying amorphous alloys and method of making same
8720483	5797443	30-Sep-96			Method of casting articles of a bulk-solidifying amorphous alloy
8602899	5711363	16-Feb-96			Die casting of bulk-solidifying amorphous alloys	27-Jan-98
8702918	5772803	26-Aug-96			Torsionally reacting spring made of a bulk-solidifying amorphous metallic alloy	30-Jun-98
8683319	5896642	17-Jul-96			Die-formed amorphous metallic articles and their fabrication	27-Apr-99
8683320	5950704	18-Jul-96			Replication of surface features from a master model to an amorphous metallic article	14-Sep-99

LQMT IP Opinion

Application Number	Patent Number	Filing Date	Publication Number	Publication Date	Title	Issue Date
8937096	6010580	24-Sep-97			Composite penetrator	4-Jan-00
9012347	6021840	23-Jan-98			Vacuum die casting of amorphous alloys	8-Feb-00
9796736	6446558	27-Feb-01			Shaped-charge projectile having an amorphous-matrix composite shaped-charge liner	10-Sep-02
10020386	6682611	30-Oct-01			Formation of Zr-based bulk metallic glasses from low purity materials by yttrium addition	27-Jan-04
10165466	6771490	7-Jun-02			Metal frame for electronic hardware and flat panel displays	3-Aug-04
10210398	6818078	31-Jul-02			Joining of amorphous metals to other metals utilizing a cast mechanical joint	16-Nov-04
10093229	6843496	7-Mar-02			Amorphous alloy gliding boards	18-Jan-05
10236792	6875293	6-Sep-02			Method of forming molded articles of amorphous alloy with high elastic limit	5-Apr-05

LQMT IP Opinion

Application Number	Patent Number	Filing Date	Publication Number	Publication Date	Title	Issue Date
10093245	6887586	7-Mar-02			Sharp-edged cutting tools	3-May-05
10263965	7008490	2-Oct-02			Method of improving bulk-solidifying amorphous alloy compositions and cast articles made of the same	7-Mar-06
10355490	7017645	31-Jan-03			Thermoplastic casting of amorphous alloys	28-Mar-06
10442707	7073560	20-May-03			Foamed structures of bulk-solidifying amorphous alloys	11-Jul-06
10386728	7157158	11-Mar-03			Encapsulated ceramic armor	2-Jan-07
10529585	7293599	30-Sep-03			Investment casting of bulk-solidifying amorphous alloys	13-Nov-07
10534374	7500987	18-Nov-03			Amorphous alloy stents	10-Mar-09
10521424	7560001	17-Jul-03			Method of making dense composites of bulk-solidifying amorphous alloys and articles thereof	14-Jul-09

LQMT IP Opinion

Application Number	Patent Number	Filing Date	Publication Number	Publication Date	Title	Issue Date
10552667	7575040	14-Apr-04			Continuous casting of bulk solidifying amorphous alloys	18-Aug-09
10540337	7582172	22-Dec-03			Pt-base bulk solidifying amorphous alloys	1-Sep-09
10552496	7588071	14-Apr-04			Continuous casting of foamed bulk amorphous alloys	15-Sep-09
11612328	7604876	18-Dec-06			Encapsulated ceramic armor	20-Oct-09
10573148	7618499	1-Oct-04			Fe-base in-situ composite alloys comprising amorphous phase	17-Nov-09
10542438	7621314	20-Jan-04			Method of manufacturing amorphous metallic foam	24-Nov-09
10548979	7862957	18-Mar-04			Current collector plates of bulk-solidifying amorphous alloys	4-Jan-11
11303844	7896982	16-Dec-05			Bulk solidifying amorphous alloys with improved mechanical properties	1-Mar-11
10523465	8002911	5-Aug-03			Metallic dental prostheses and objects made of bulk-solidifying amorphous alloys and method of making such articles	23-Aug-11

LQMT IP Opinion

Application Number	Patent Number	Filing Date	Publication Number	Publication Date	Title	Issue Date
11884431	8063843	17-Feb-06			Antenna structures made of bulk-solidifying amorphous alloys	22-Nov-11
11577081	8197615	24-Oct-05			Amorphous alloy hooks and methods of making such hooks	12-Jun-12
13225747	8325100	6-Sep-11			Antenna structures made of bulk-solidifying amorphous alloys	4-Dec-12
13413483	8431288	6-Mar-12			Current collector plates of bulk-solidifying amorphous alloys	30-Apr-13
13205374	8459331	8-Aug-11			Vacuum mold	11-Jun-13
13473362	8485245	16-Jul-13			Bulk amorphous alloy sheet forming processes	16-Jul-13
11576922	8501087	17-Oct-05			Au-base bulk solidifying amorphous alloys	6-Aug-13
13185080	8679266	18-Jul-11			Objects made of bulk-solidifying amorphous alloys and method of making same	25-Mar-14

LQMT IP Opinion

Application Number	Patent Number	Filing Date	Publication Number	Publication Date	Title	Issue Date
13629936	8813813	28-Sep-12			Continuous amorphous feedstock skull melting	26-Aug-14
13631128	8813814	28-Sep-12			Optimized multi-stage inductive melting of amorphous alloys	26-Aug-14
13032375	8828155	22-Feb-11			Bulk solidifying amorphous alloys with improved mechanical properties	9-Sep-14
13692527	8830134	3-Dec-12			Antenna structures made of bulk-solidifying amorphous alloys	9-Sep-14
13208800	8858868	12-Aug-11			Temperature regulated vessel	14-Oct-14
13364128	8882940	1-Feb-12			Bulk solidifying amorphous alloys with improved mechanical properties	11-Nov-14
13198906	8936664	5-Aug-11			Crucible materials for alloy melting	20-Jan-15
13803710	8944140	14-Mar-13			Squeeze-cast molding system suitable for molding amorphous metals	3-Feb-15

LQMT IP Opinion

Application Number	Patent Number	Filing Date	Publication Number	Publication Date	Title	Issue Date
13803793	8978736	14-Mar-13			Plunger with removable plunger tip	17-Mar-15
13579855	9057120	17-Feb-11			Thermoplastic forming methods for amorphous alloy	16-Jun-15
13803745	9108243	14-Mar-13			Production of large-area bulk metallic glass sheets by spinning	18-Aug-15
29264947	D563954	21-Aug-06			Retractable memory stick	11-Mar-08
13233492	RE44426	14-Apr-04			Continuous casting of foamed bulk amorphous alloys	13-Aug-13
10524954			20060149391	6-Jul-06	Medical implants
10565839			20070226979	4-Oct-07	High Durability Structures of Amorphous Alloy and a Method of Forming
12984433			20110163509	7-Jul-11	Amorphous alloy seal
13408824			20120152412	2-Jan-07	Medical implants
14237089			20140202597	24-Jul-14	Crucible materials
14348399			20140283959	25-Sep-14	Tamper resistant amorphous alloy joining
14348390			20140284019	25-Sep-14	Injection molding of amorphous alloy using an injection molding system

LQMT IP Opinion

Application Number	Patent Number	Filing Date	Publication Number	Publication Date	Title	Issue Date
14348404			20140284503	25-Sep-14	Radiation shielding structures
14345883			20140293384	2-Oct-14	Nano- and micro-replication for authentication and texturization
14359060			20140328714	6-Nov-14	Alloying technique for fe-based bulk amorphous alloy
14345159			20140345754	27-Nov-14	Molding and separating of bulk-solidifying amorphous alloys and composite containing amorphous alloy
13939939			20150013932	15-Jan-15	Unevenly spaced induction coil for molten alloy containment
13940051			20150013933	15-Jan-15	Slotted shot sleeve for induction melting of material
13939995			20150013959	15-Jan-15	Manifold collar for disstributing fluid through a cold crucible
14480357			20150034213	5-Feb-15	Bulk solidifying amorphous alloys with improved mechanical properties

LQMT IP Opinion

Application Number	Patent Number	Filing Date	Publication Number	Publication Date	Title	Issue Date
14374803			20150131694	14-May-15	Induction shield and its method of use in a system
14350498			20150144292	28-May-15	Containment gate for inline temperature control melting
14537384			20150202841	23-Jul-15	Amorphous metal overmolding
14828302			20150352632	10-Dec-15	Production of Large-Area Bulk Metallic Glass Sheets by Spinning
14266934	RE45830	1-May-14			Encapsulated ceramic armor	29-Dec-15
12805807		19-Aug-10			Precious amorphous metal and method of making such articles
8720483	5797443	30-Sep-96			Method of casting articles of a bulk-solidifying amorphous alloy	25-Aug-98
9796736	6446558	27-Feb-01			Shaped-charge projectile having an amorphous-matrix composite shaped-charge liner	10-Sep-02
10545757		23-Feb-04	20070003782	4-Jan-07	Composite emp shielding of bulk-solidifying amorphous alloys and method of making same

LQMT IP Opinion

Application Number	Patent Number	Filing Date	Publication Number	Publication Date	Title	Issue Date
12615097			20120186733	26-Jul-12	Amorphous alloys armor
8963131	6685577	28-Oct-97			Golf club made of a bulk-solidifying amorphous metal
6649070	4608319	10-Sep-84			Extended surface area amorphous metallic material	26-Aug-86
13576563			20130004786	3-Jan-13	Nickel based thermal spray powder and coating, and method for making the same
13472759	9044805	16-May-12			Layer-by-layer construction with bulk metallic glasses	2-Jun-15
13651654			20140102661	17-Apr-14	Inline melt control via rf power
14445531			20140332176	13-Nov-14	Inline melt control via rf power
13628593	8701742	27-Sep-12			Counter-gravity casting of hollow shapes	22-Apr-14
14198993	9004149	6-Mar-14			Counter-gravity casting of hollow shapes	14-Apr-15

LQMT IP Opinion

Application Number	Patent Number	Filing Date	Publication Number	Publication Date	Title	Issue Date
13628542	8813816	27-Sep-12			Methods of melting and introducing amorphous alloy feedstock for casting or processing	26-Aug-14
14284471	9254521	22-May-14			Methods of melting and introducing amorphous alloy feedstock for casting or processing	9-Feb-16
13473210			20130309121	21-Nov-13	Layer-by-layer construction with bulk metallic glasses
13630900	8813818	28-Sep-12			Melt-containment plunger tip for horizontal metal die casting	26-Aug-14
14356745			20140290901	2-Oct-14	Ingot loading mechanism for injection molding machine
12984440			20110162795	7-Jul-11	Amorphous alloy bonding
14513595			20150343526	3-Dec-15	Application of ultrasonic vibrations to molten liquidmetal during injection molding or die casting operations

LQMT IP Opinion

Application Number	Patent Number	Filing Date	Publication Number	Publication Date	Title	Issue Date
13631098			20140090752	3-Apr-14	Coating of bulk metallic glass (bmg) articles
13541711			20140010259	9-Jan-14	Temperature tuned failure detection device
13532233			20130340897	26-Dec-13	High thermal stability bulk metallic glass in the zr-nb-cu-ni-al system
14352381			20140334106	13-Nov-14	Bulk amorphous alloy heat sink
13704537			20130133787	30-May-13	Tin-containing amorphous alloy
13636032			20130052361	28-Feb-13	Iron-chromium-molybdenum-based thermal spray powder and method of making of the same
14391731			20150158080	11-Jun-15	Material containing vessels for melting material
14373794			20150107730	23-Apr-15	Continuous alloy feedstock production mold
13945176			20130299048	14-Nov-13	Au-base bulk solidifying amorphous alloys
14467478			20140360695	11-Dec-14	Melt-containment plunger tip for horizontal metal die casting

LQMT IP Opinion

Application Number	Patent Number	Filing Date	Publication Number	Publication Date	Title	Issue Date
14387046			20150289605	15-Oct-15	Fasteners of bulk amorphous alloy
13472966			20130306199	21-Nov-13	Bulk metallic glass feedstock with a dissimilar sheath
13472657			20130306197	21-Nov-13	Amorphous alloy component or feedstock and methods of making the same
10534375	7412848	21-Nov-03			Jewelry made of precious a morphous metal and method of making such articles	19-Aug-08
14237093			20140297202	2-Oct-14	Nondestructive method to determine crystallinity in amorphous alloy
14728076			20150258607	17-Sep-15	Layer-by-Layer Construction with Bulk Metallic Glasses
14387023			20150307967	29-Oct-15	Amorphous alloy powder feedstock processing
14387044			20150299824	22-Oct-15	Amorphous alloy roll forming of feedstock or component part

LQMT IP Opinion

Application Number	Patent Number	Filing Date	Publication Number	Publication Date	Title	Issue Date
14387039			20150306670	29-Oct-15	Continuous moldless fabrication of amorphous alloy ingots
14386495			20150375296	31-Dec-15	Methods and systems for skull trapping
14373587			20140369375	18-Dec-14	Boat and coil designs
13939872	8820393	11-Jul-13			Bulk amorphous alloy sheet forming processes	2-Sep-14
13472056	9056353	15-May-12			Manipulating surface topology of BMG feedstock	16-Jun-15
13629947			20140090797	3-Apr-14	Vertical skull melt injection casting
14314083			20140305932	16-Oct-14	Optimized multi-stage inductive melting of amorphous alloys
13630873	8813817	28-Sep-12			Cold chamber die casting of amorphous alloys using cold crucible induction melting techniques	26-Aug-14
14324705	9101977	7-Jul-14			Cold chamber die casting of amorphous alloys using cold crucible induction melting techniques	11-Aug-15

LQMT IP Opinion

Application Number	Patent Number	Filing Date	Publication Number	Publication Date	Title	Issue Date
13628573			20140087321	27-Mar-14	Active cooling regulation of induction melt process
13628262	8833432	27-Sep-12			Injection compression molding of amorphous alloys	16-Sep-14
14488055			20150000858	1-Jan-15	Injection compression molding of amorphous alloys
13628267	8826968	27-Sep-12			Cold chamber die casting with melt crucible under vacuum environment	9-Sep-14
14481271	9238266	9-Sep-14			Cold chamber die casting with melt crucible under vacuum environment	19-Jan-16
13628556	9004151	27-Sep-12			Temperature regulated melt crucible for cold chamber die casting	14-Apr-15
14685324	9259782		20150217368	6-Aug-15	Temperature Regulated Melt Crucible for Cold Chamber Die Casting

LQMT IP Opinion

Patent List - FOREIGN

JAPAN

Application Number	Patent Number	Filing Date	Publication Number	Publication Date	Title	Issue Date
2015JP-0121369		16-Jun-15	JP2016000429	17-Jan-16	Shutting in gate for inline temperature control melting
2014JP-0139353		07-Jul-14	JP2015062952	09-Apr-15	Unevenly spaced induction coil for molten alloy containment

KOREA

Application Number	Patent Number	Filing Date	Publication Number	Publication Date	Title	Issue Date
2009KR-0067226			KR20100133867	22-Dec-10	A tin-containing amorphous alloy composition
2003KR-0023472		14-Apr-03	KR20040089380	21-Oct-04	A continuous casting method of bulk solidifying amorphous alloy and its strip

CHINA

Application Number	Patent Number	Filing Date	Publication Number	Publication Date	Title	Issue Date
2015CN-0245359		01-Feb-11	CN104988447	21-Oct-15	Nickel based thermal spray powder and coating, and method for making the same

WO (INTERNATIONAL)

Application Number	Patent Number	Filing Date	Publication Number	Publication Date	Title	Issue Date
2012WO-US34897			WO2013162532	31-Oct-13	Articles containing shape retaining wire therein

LQMT IP Opinion

Trademark List – US only

Mark/ Title	Application Number	Filing Date	Registration Number	Issue Date
LIQUIDMETAL	75389648	13-Nov-97	2435529	13-Mar-01
LIQUIDMETAL	75358134	16-Sep-97	2312889	1-Feb-00
LIQUIDMETAL GOLF	75351059	3-Sep-97	2494583	2-Oct-01
LIQUIDMETAL GOLF	75498778	8-Jun-98	2714787	13-May-03
LIQUIDMETAL	75434845	17-Feb-98	2435558	13-Mar-01
LIQUIDMETAL	78224925	12-Mar-03	3159720	17-Oct-06

LQMT IP Opinion

Mark/ Title	Application Number	Filing Date	Registration Number	Issue Date
LIQUIDMETAL	78225717	14-Mar-03	3230417	17-Apr-07
PURE ENERGY, PERFECT POWER	78224935	12-Mar-03	2955613	24-May-05
LIQUIDMETAL	78507702	28-Oct-04	3610314	21-Apr-09
LIQUIDMETAL	78911296	19-Jun-06	3633282	2-Jun-09
LIQUIDMETAL	169001997	18-Feb-97	4149191	22-May-98
LIQUIDMETAL	9757058	10-Dec-97	447777	13-May-99
LIQUIDMETAL	7932001	15-Jan-01	B6279/2002	24-May-02
LIQUIDMETAL	1474461997	7-Aug-97	4496160	3-Aug-01
LIQUIDMETAL	9757059	10-Dec-97	446249	14-Apr-99

LQMT IP Opinion

Mark/ Title	Application Number	Filing Date	Registration Number	Issue Date
LIQUIDMETAL	S11518197	15-Dec-97	T97/15181Z	15-Dec-97
LIQUIDMETAL	75184482	21-Oct-96	854224	1-Jun-99
LIQUIDMETAL	750504	8-Dec-97	750504	11-Feb-00
LIQUIDMETAL	864571	18-Dec-97	517008	24-Sep-99
LIQUIDMETAL	698977	8-Dec-97	698977	1-Sep-99
LIQUIDMETAL	169011997	18-Feb-97	4149192	22-May-98
LIQUIDMETAL GOLF	1672091997	13-Oct-97	4314788	10-Sep-99
LIQUIDMETAL	1474471997	7-Aug-97	4470501	27-Apr-01
LIQUIDMETAL	60107559		107559	3-Aug-01
LIQUIDMETAL	946649	11-Mar-03	946649	7-Dec-06
LIQUIDMETAL	1186331	08/012003	666056	14-Jun-06
LIQUIDMETAL	3091501	11-Mar-03	3091501	31-May-05
LIQUIDMETAL	300057717	4-Aug-03	300057717	4-Aug-03
LIQUIDMETAL	M0303314		183038	13-Dec-05
LIQUIDMETAL	Z268178	4-Aug-03	176076	27-Jun-06
LIQUIDMETAL	613402	6-Aug-03	843878	22-Jul-04
LIQUIDMETAL	2003715095	5-Aug-03	297443	31-Oct-05

LQMT IP Opinion

Mark/ Title	Application Number	Filing Date	Registration Number	Issue Date
LIQUIDMETAL	5157359	23-Jun-06	5157359	29-Aug-07
LIQUIDMETAL	301217330	9-Oct-08	301217330	25-Jan-10
LIQUIDMETAL	301745000	25-Oct-10	301745000	8-Jun-11
LIQUIDMETAL	2055214	18-Nov-10
LIQUIDMETAL	200884917	20-Oct-08	5233668	22-May-09
LIQUIDMETAL	40-2010-0053590	19-Oct-10	400923123	12-Jun-12
LIQUIDMETAL	61231/2010	19-Oct-10	643119	3-May-13
LIQUIDMETAL	1909108	14-Jan-10	1909108	6-Jan-15
LIQUIDMETAL	1909110	14-Jan-10	1909110	14-Jan-10
LIQUIDMETAL	1909109	14-Jan-10	1909109	22-Jan-15
LIQUIDMETAL	10403244	9-Nov-11	10403244	12-Jun-12
LIQUIDMETAL	2011083535	21-Nov-11	5507706	13-Jul-12
LIQUIDMETAL	12420768	14-Apr-13
LIQUIDMETAL	12420769	14-Apr-13
LIQUIDMETAL	86135109	4-Dec-13	4732528	5-May-15
NOW YOU CAN	2826215	13-Oct-14
NOW YOU CAN	15960443	18-Dec-14

LQMT IP Opinion

Mark/ Title	Application Number	Filing Date	Registration Number	Issue Date
NOW YOU CAN	86/96701	16-Sep-14	4774297	14-Jul-15
ARMACOR	76059153	30-May-00	2636465	15-Oct-02

Trademark List - FOREIGN

Trademark List - Japan
LIQUIDMETAL	169001997	18-Feb-97	4149191	22-May-98
LIQUIDMETAL	1474461997	7-Aug-97	4496160	3-Aug-01
LIQUIDMETAL	169011997	18-Feb-97	4149192	22-May-98
LIQUIDMETAL GOLF	1672091997	13-Oct-97	4314788	10-Sep-99
LIQUIDMETAL	1474471997	7-Aug-97	4470501	27-Apr-01
LIQUIDMETAL	200884917	20-Oct-08	5233668	22-May-09
LIQUIDMETAL	2011083535	21-Nov-11	5507706	13-Jul-12
Trademark List – South Korea
LIQUIDMETAL	9757058	10-Dec-97	447777	13-May-99
LIQUIDMETAL	9757059	10-Dec-97	446249	14-Apr-99
LIQUIDMETAL		19-Oct-10	4020100053590
LIQUIDMETAL	40-2010-0053590	19-Oct-10	400923123	12-Jun-12

LQMT IP Opinion

Trademark List – Hong Kong
LIQUIDMETAL	7932001	15-Jan-01	B6279/2002	24-May-02
LIQUIDMETAL	300057717	4-Aug-03	300057717	4-Aug-03
LIQUIDMETAL	301217330	9-Oct-08	301217330	25-Jan-10
LIQUIDMETAL	301745000	25-Oct-10	301745000	8-Jun-11
Trademark List – Singapore
LIQUIDMETAL	S11518197	15-Dec-97	T97/15181Z	15-Dec-97
Trademark List – Taiwan
LIQUIDMETAL	75184482	21-Oct-96	854224	1-Jun-99
Trademark List – Australia
LIQUIDMETAL	750504	8-Dec-97	750504	11-Feb-00
LIQUIDMETAL	946649	11-Mar-03	946649	7-Dec-06
Trademark List – Canada
LIQUIDMETAL	864571	18-Dec-97	517008	24-Sep-99
LIQUIDMETAL	1186331	08/012003	666056	14-Jun-06
LIQUIDMETAL	864571	18-Dec-97	TMA517008
Trademark List – Europe
LIQUIDMETAL	698977	8-Dec-97	698977	1-Sep-99
LIQUIDMETAL	3091501	11-Mar-03	3091501	31-May-05

LQMT IP Opinion

LIQUIDMETAL	5157359	23-Jun-06	5157359	29-Aug-07
LIQUIDMETAL	10403244	9-Nov-11	10403244	12-Jun-12
Trademark List – European Union
LIQUIDMETAL (EM)	000698977	12-Aug-97		09-Jan-97
LIQUIDMETAL (EM)	010403244	12-Jun-12
LIQUIDMETAL (EM)	005157359	23-Jun-06		29-Aug-07
LIQUIDMETAL (EM)	003091501	11-Mar-03		31-May-05
LIQUIDMETAL (EM)	005157359	23-Jun-06
LIQUIDMETAL (EM)	003091501	11-Mar-03	003091501
LIQUIDMETAL (EM)			000830695
Trademark List – Hungary
LIQUIDMETAL	M0303314		183038	13-Dec-05
Trademark List – Mexico
LIQUIDMETAL	0613402	06-Aug-03	843878
LIQUIDMETAL	613402	6-Aug-03	843878	22-Jul-04
Trademark List – Russia
LIQUIDMETAL		26-Oct-11	2011735065
LIQUIDMETAL	2003715095	5-Aug-03	297443	31-Oct-05

LQMT IP Opinion

Trademark List – Poland
LIQUIDMETAL	Z268178	4-Aug-03	176076	27-Jun-06
Trademark List – India
LIQUIDMETAL	2055214	18-Nov-10
LIQUIDMETAL	1909108	14-Jan-10	1909108	6-Jan-15
LIQUIDMETAL	1909110	14-Jan-10	1909110	14-Jan-10
LIQUIDMETAL	1909109	14-Jan-10	1909109	22-Jan-15
NOW YOU CAN	2826215	13-Oct-14
Trademark List – Switzerland
LIQUIDMETAL	61231/2010	19-Oct-10	643119	3-May-13
Trademark List – China
LIQUIDMETAL	12420768	14-Apr-13
LIQUIDMETAL	12420769	14-Apr-13
NOW YOU CAN	15960443	18-Dec-14
Trademark List – Others
LIQUIDMETAL	T9715181Z	15-Dec-97		15-Dec-97
LIQUIDMETAL	T9715180A	15-Dec-97
LIQUIDMETAL	86135109	4-Dec-13	4732528	5-May-15

LQMT IP Opinion

NOW YOU CAN	86/96701	16-Sep-14	4774297	14-Jul-15
ARMACOR	76059153	30-May-00	2636465	15-Oct-02

DISCLOSURE SCHEDULES

The following are the schedules of Liquidmetal Technologies, Inc. (the “Company”) referenced in the Securities Purchase Agreement by and among the Company and Liquidmetal Technology Limited (the “Agreement”). Any information disclosed in any schedule shall be deemed disclosed and incorporated into any other sections or schedule under the Agreement where the applicability of such disclosure is reasonably apparent from a reading of the disclosure. Any terms defined in the Agreement shall have the same meaning when used in the schedules as when used in the Agreement. The inclusion of any item hereunder shall not be deemed to be an admission by the Company that such item is material to the business, assets, results of operations, prospects or affairs of the Company, unless such materiality is specified in the representation or warranty for which such disclosure is being made, nor shall it be deemed an admission of an obligation or liability to any third party. Nothing set forth herein shall be deemed to expand the representations and warranties of the Company set forth in Section 3 of the Agreement.

Schedule 3(a)

(List of Subsidiaries)

●	Liquidmetal Golf
●	Crucible Intellectual Property, LLC

Schedule 3(c)

(Fully diluted shares)

	Authorized Shares	Actual options issued	Fully Diluted Shares (after transaction)

Common Stock	477,149,485		477,149,485
Visser warrants o/s	18,937,931		18,937,931
Kingsbrook warrants o/s	17,572,000		17,572,000
2002 stock options authorized	822,000	822,000	822,000
2012 stock options authorized	30,000,000	25,988,734	25,988,734
2015 stock options authorized	40,000,000	30,800,000	30,800,000
Lugee shares (tranche 1)	105,000,000		105,000,000
Lugee shares (tranche 2/3)			300,000,000
Remaining	10,518,584

Total	700,000,000	57,610,734	976,270,150

Schedule 3(g)

(SEC filing delays)

None.

Schedule 3(h)

(Material adverse change)

None.

Schedule 3(i)

(Litigation)

None.

Schedule 3(j)

(Intellectual property infringement)

None.

Schedule 3(l)

(Tax Audits)

None.

Schedule 3(m)

(Certain transactions)

None.

Schedule 3(bb)

(Subsidiaries, Joint Ventures, License Agreement)

●	Apple License
●	Visser Precision Cast License
●	LLPG License
●	IMG License
●	Swatch License
●	Liquidmetal Golf License
●	Liquidmetal Coatings License
●	Engel License

Schedule 3(dd)

(Secured and Unsecured debt)

●	$700,000 Line of Credit with City National Bank

Schedule 3(ff)

(Registration Rights)

Amended and Restated Registration Rights Agreement, dated May 20, 2014, between Liquidmetal Technologies, Inc. and Visser Precision Cast, LLC.